                                                     Registration Nos. 333-66807
                                                              File No. 811-09093

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 5, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                                                   [X]
Pre-Effective Amendment No.                                                  [ ]
                            --
Post-Effective Amendment No.46                                               [X]
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                           [X]
Amendment No. 49                                                             [X]
(Check appropriate box or boxes)

                                  E*TRADE FUNDS
               (Exact Name Of Registrant as Specified in Charter)

                               4500 Bohannon Drive
                              Menlo Park, CA 94025
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (650) 331-6000

                                   Liat Rorer
                                  E*TRADE FUNDS
                               4500 Bohannon Drive
                              Menlo Park, CA 94025
                     (Name and Address of Agent for Service)

                  Please send copies of all communications to:

Jane A. Kanter, Esq.                                    Liat Rorer
Dechert LLP                                             E*TRADE FUNDS
1775 I Street, NW                                       4500 Bohannon Drive
Washington, D.C. 20006                                  Menlo Park, CA 94025

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to   [ ]  On                 pursuant to
     paragraph (b)                                 --------------
                                                paragraph (b)

[X]  60 days after filing pursuant to      [ ]  On                 pursuant to
     paragraph (a)(1)                              --------------
                                                paragraph (a)(1)

[ ]  75 days after filing pursuant to      [ ]  On                 pursuant to
     paragraph (a)(2)                              --------------
                                                paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  E*TRADE FUNDS

                         E*TRADE RUSSELL 2000 INDEX FUND

                        Prospectus dated November 7, 2003

This Prospectus concisely sets forth information about the E*TRADE Russell 2000 Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

Investment Objective and Principal Investment Strategies
The Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index/SM/. The Fund seeks to achieve its objective by investing in a representative sample of those securities comprising the Russell 2000 Index.

Eligible Investors
This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

About E*TRADE
E*TRADE Group, Inc. ("E*TRADE Financial") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE Financial, through its group companies, is a leader in providing secure on-line investing services. E*TRADE Financial's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE Financial offers electronic access to your account virtually anywhere, at any time.

An investment in the Fund is not a deposit of E*TRADE Bank and is not insured of guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

RISK/RETURN SUMMARY............................................................3

FEES AND EXPENSES..............................................................5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS........7

FUND MANAGEMENT................................................................8

HISTORY OF THE FUND............................................................9

PRICING OF FUND SHARES........................................................10

HOW TO BUY, SELL AND EXCHANGE SHARES..........................................11

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................15

TAX CONSEQUENCES..............................................................15

FRANK RUSSELL COMPANY.........................................................16

FINANCIAL HIGHLIGHTS..........................................................17

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index.*

Principal Investment Strategies

The Fund seeks to match the total return performance of the small-capitalization sector of the U.S. stock market by investing in a representative sample of those securities comprising the Russell 2000 Index. The Fund selects securities for investment in accordance with their capitalization, industry sector, liquidity, and valuation, among other factors, as represented in the Russell 2000 Index.

The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index and a subset consisting of approximately the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest companies domiciled in the U.S. and its territories and represents approximately 98% of the investable U.S. public equity market. The Russell 2000 Index currently represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of May 30, 2003 the average market capitalization of the Russell 2000 Index was approximately $443.5 million and the largest company in the Index had an approximate market capitalization of $1.2 billion.

Generally, the Fund attempts to be fully invested at all times in securities comprising the Russell 2000 Index. In seeking to match the performance of the Russell 2000 Index, the Fund also may invest in shares of exchange traded funds ("ETFs"), futures and options transactions and options on futures contracts.The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

Principal Risks

Stocks may rise and fall daily. The Russell 2000 Index represents the small-capitalization segment of the U.S. stock market. The Russell 2000 Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

----------
*Frank Russell Company does not sponsor the Fund nor is it affiliated in any way with ETAM or the Fund. "Frank Russell Company" and "Russell 2000 Index" are service marks of the Frank Russell Company and have been licensed for use for certain purposes by ETAM. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund. Please see the Statement of Additional Information for additional information.

The Fund invests substantially in small-capitalization securities. This means the Fund's returns can be particularly affected by the risks of investing in small-capitalization companies. Small-cap companies tend to: be less financially secure than large-capitalization companies; have less diverse product lines; be more susceptible to adverse developments concerning their products; be more thinly traded; have less liquidity; and have greater volatility in the price of their securities.

There is no assurance that the Fund will achieve its investment objective. The Russell 2000 Index may not appreciate, and could depreciate, while you are invested in the Fund, even if you are a long-term investor.

The Fund cannot as a practical matter own all the stocks that comprise the Russell 2000 Index in perfect correlation to the Russell 2000 Index itself. The use of ETFs, futures, and options on futures is intended to help the Fund better match the Russell 2000 Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the Russell 2000 Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks comprising the Russell 2000 Index.

In seeking to follow the Russell 2000 Index, the Fund will be limited as to its investments in other segments, e.g., large-cap companies, of the stock market. As a result, whenever the small-cap stock market performs worse than other segments, the Fund may underperform funds that have exposure to those other segments of the market. Likewise, whenever small-cap stocks fall behind other types of investments--bonds, for instance--the Fund's performance also will lag behind those investments.

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the Russell 2000 Index. The performance in the bar chart and table below for the periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master-feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.65% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future.

                        Calendar Year Annual Total Return

 2001                                     2002
 -----                                   ------
 01.82%                                  -20.87%

Best quarter (% and time period)        Worst quarter (% and time period)
20.79% (4/th/ Quarter 2001)             -21.48% (3/rd/ Quarter 2002)

--------------------------------------------------------------------------------
 Average Annual Total Returns /(1)(2)/ (For the Periods Ended December 31, 2002)
--------------------------------------------------------------------------------
                                                              One       Since
                                                             Year     Inception
                                                                      (12/29/00)
E*TRADE Russell 2000 Index Fund
Return Before Taxes                                          -20.87%     -10.20%
Return After Taxes on Distributions                          -21.17%     -10.87%
Return After Taxes on Distributions and Sale of Fund Shares  -12.77%      -8.34%
Russell 2000 Index                                           -20.48%      -9.63%
--------------------------------------------------------------------------------

/(1)/ After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/(2)/ Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. Index comparisons began on December 29, 2000. An investor cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                           None
Maximum Deferred Sales Charge (Load)                                       None
Maximum Sales Charge (Load) Imposed on Reinvested                          None
Dividends and Other Distributions
Redemption Fee (as a percentage of redemption proceeds,
 payable only if shares are redeemed within four months
 of purchase)                                                              1.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                                            0.15%
Distribution (12b-1) Fees                                                  None

Other Expenses                                                             1.80%
                                                                         ------
Total Annual Fund Operating Expenses                                       1.95%
Fee Waiver and/or Expense Reimbursement*                                 (1.30)%
                                                                         ------
Net Expenses                                                               0.65%

* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least August 31, 2004. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.65%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs/1 /would be:

1 year                   3 years                5 years               10 years
$   66                   $   486                $   931               $  2,169

1. The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amount shown above under the 3, 5 and 10 year estimates.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in the securities of companies comprising the Russell 2000 Index. That portion of its assets is not actively managed but simply tries to match, before fees and expenses, the total return of the Russell 2000 Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the total return of its assets, before fees and expenses, and the total return of the Russell 2000 Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the Russell 2000 Index.

The Fund may also invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons.

The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. public equity market. The Russell 2000 Index is a capitalization-weighted index and is a subset consisting of approximately the 2,000 smallest companies of the Russell 3000 Index. Component companies in the Russell 2000 Index are adjusted for available float and weighted according to the market value of their available outstanding shares. The composition of the Russell 2000 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

The Fund is not managed according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judsgement. Instead, the Fund is managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to match, to the extent feasible, and before fees and expenses, the investment characteristics of the Russell 2000 Index.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industry sectors.

The Fund's ability to match its investment performance to the investment performance of the Russell 2000 Index may be affected by, among other things:
(i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the investment portfolio; (iii) the manner in which the total return of the Russell 2000 Index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund; and (v) the weighting of a particular stock in the Russell 2000 Index. The Fund uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the stocks comprising the Russell 2000 Index.

As do many index funds, the Fund also may invest in ETFs, as well as futures and options transactions and other derivative securities transactions, to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the Index, the Fund incurs expenses and must keep a portion of its assets in cash for paying expenses and processing shareholders' orders. By investing in ETFs and using futures, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the Russell 2000 Index. The Fund uses ETFs and futures contracts to gain exposure to the Russell 2000 Index for its cash balances, which could cause the Fund to track the Russell 2000 Index less closely if the ETFs and/or futures contracts do not perform as expected.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT

Investment Adviser
ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE Group, Inc. and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of June 30, 2003, ETAM and its affiliates, including E*TRADE Global Asset Management, managed approximately $25 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.15% of the Fund's average daily net assets.

Sub-Adviser
ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World

Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM is is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, MI 48009. MCM is a general partnership minority-owned by Munder Capital employees and majority-owned by Comerica Bank. As of June 30, 2003, WAM provided investment advisory services for over $13.4 billion of assets.

ETAM pays WAM a fee out of ETAM's investment advisory fee at an annual rate equal to 0.07% of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ETAM and the Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.

Administrator and Shareholder Servicing Agent of the Fund
ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.

Expense Limitation Agreement
In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least August 31, 2004. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

HISTORY OF THE FUND

Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in the Russell 2000 Master Portfolio, a series of Master Investment Portfolio, a registered open-end investment company. The Russell 2000 Master Portfolio, in turn, invested directly in a portfolio of securities. The performance information and financial highlights in this Prospectus for the period prior to November 10, 2003 reflect the Fund's performance under that master-feeder structure.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern
Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading. Foreign issuers with common shares included in the Russell 2000 Index also may have securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when you will not be able to purchase, redeem or exchange the Fund's shares.

The Fund's NAV per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Board's pricing committee.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; 2) deposit money in the account; and (3) execute an order to buy shares.

How to Open an E*TRADE Securities Account
-----------------------------------------

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com), or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

Execute an Order to Buy/Sell/Exchange Shares
--------------------------------------------

Minimum Initial Investment Requirements:

For your Initial Investment in the Fund                  $  2,500

Continuing Minimum Investment*                           $  2,500

To invest in the Fund for your IRA, Roth IRA,
one-person SEP-IRA ,or Education IRA account             $  1,000

To invest in the Fund for your SIMPLE, SEP-IRA,
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account                                        $  1,000

To invest in the Fund through a 401(k) Plan                  None

Purchase Additional Shares:

To buy additional shares of the Fund through
the Automatic  Investment Plan (see below for
additional information)                                  $    100

To buy additional shares of the Fund other than
through the Automatic Investment Plan                    $    250

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

Automatic Investment Plan
In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

On-line
You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be available for viewing and printing from our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.

Signature Guarantee
For your protection, certain requests may require a signature guarantee. For additional information with respect to when a signature guarantee is necessary please call (800) 786-2575.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fee
The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

Redemption In-Kind
The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.

Exchange
You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

Closing your account
If you close your E*TRADE Securities account, you will be required to redeem your shares ofthe Fund.

Certain Institutional Investors
Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, among others, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FRANK RUSSELL COMPANY

"Frank Russell Company" and "Russell 2000 Index" are service marks of Frank Russell Company. Frank Russell Company has no relationship to the Fund, other than the licensing of the Russell 2000 Index and its service marks for use in connection with the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the semi-annual period ended June 30, 2003, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

E*TRADE RUSSELL 2000 INDEX FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------

                                                                                                       Period from
                                                                                                        December
                                                        Six                                             29, 2000
                                                      Months                                           (commence-
                                                       Ended                                             ment of
                                                     June 30,          Year Ended       Year Ended     operations)
                                                       2003              December         December       through
                                                    (Unaudited)         31, 2002         31, 2001        December
FOR A SHARE OUTSTANDING FOR THE PERIOD                 /(3)/              /(3)/            /(3)/        31, 2000
                                                    -----------        -----------      -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                $      7.74        $      9.89      $     10.00    $     10.00
                                                    -----------        -----------      -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                   0.03               0.07             0.09             --
   Net realized and unrealized gain (loss) on
    investments                                            1.29              (2.14)            0.07             --
                                                    -----------        -----------      -----------    -----------
   TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          1.32              (2.07)            0.16             --
                                                    -----------        -----------      -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income               (0.04)             (0.05)           (0.09)            --
   Distributions from net realized gains                     --              (0.04)           (0.19)            --
                                                    -----------        -----------      -----------    -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    (0.04)             (0.09)           (0.28)            --
                                                    -----------        -----------      -----------    -----------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL                   0.00/(4)/          0.01             0.01             --
                                                    -----------        -----------      -----------    -----------
NET ASSET VALUE, END OF PERIOD                      $      9.02        $      7.74      $      9.89    $     10.00
                                                    ===========        ===========      ===========    ===========
TOTAL RETURN                                              17.20%/(5)/       (20.87)%           1.82%          0.00%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s omitted)         $    18,686        $    12,578      $     8,418    $         1
   Ratio of expenses to average net assets (7)             0.65%/(6)/         0.65%            0.65%            --
   Ratio of net investment income to average net
    assets (8)                                             0.88%/(6)/         0.84%            0.90%            --
   Portfolio turnover rate of Master Portfolio            22.25%             27.96%           45.87%          0.00%/(1)(2)/

----------

<F1>
(1) For the period December 29, 2000 (commencement of operations) through December 31, 2000 and is not indicative of a full year's operating results.
<F2>
(2)  Rounds to less than 0.01%.
<F3>
(3) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Russell 2000 Index Master Portfolio.
<F4>
(4)  Rounds to less than $0.01.
<F5>
(5)  Not annualized.
<F6>
(6)  Annualized.
<F7>
(7) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003 (annualized) and the years ended December 31, 2002 and December 31, 2001 were 1.61%, 1.87% and 1.53%, respectively.
<F8>
(8) The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003 (annualized) and the years ended December 31, 2002 and December 31, 2001 were (0.08)%, (0.38)% and 0.02%, respectively.

The accompanying notes are an integral part of these financial statements.

[Outside back cover page.]

The Statement of Additional Information for the Fund, dated November 7, 2003 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (December 31, 2002) and semi-annual report (dated June 30, 2003) may be obtained without charge at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE Securities LLC
4500 Bohannon Drive
Menlo Park, California 94025
Telephone: (650) 331-6000
Toll-Free: (800) 786-2575
http://www.etrade.com

Investment Company Act No.: 811-09093

                                 E*TRADE FUNDS

                          E*TRADE TECHNOLOGY INDEX FUND

                        Prospectus dated November 7, 2003

This Prospectus concisely sets forth information about the E*TRADE Technology Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

Investment Objective and Principal Investment Strategies
The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the Goldman Sachs Technology (GSTI(TM) Composite) Index. The Fund seeks to achieve its objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the securities that comprise the GSTI Composite Index.

Eligible Investors
This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

About E*TRADE
E*TRADE Group, Inc. ("E*TRADE Financial") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE Financial, through its group companies, is a leader in providing secure on-line investing services. E*TRADE Financial's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE Financial offers electronic access to your account virtually anywhere, at any time.

An investment in the Fund is not a deposit of E*TRADE Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

RISK/RETURN SUMMARY............................................................3

FEES AND EXPENSES..............................................................6

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS........7

FUND MANAGEMENT................................................................9

PRICING OF FUND SHARES........................................................10

HOW TO BUY, SELL AND EXCHANGE SHARES..........................................10

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................14

TAX CONSEQUENCES..............................................................14

FINANCIAL HIGHLIGHTS..........................................................16

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the GSTI Composite Index. *

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the securities that comprise the GSTI Composite Index. The Fund seeks to match, before fees and expenses, the total return performance of publicly traded common stocks in the aggregate, as represented by the GSTI Composite Index. The GSTI Composite Index is one of the broadest measures of U.S. traded technology stocks available. The GSTI Composite Index generally includes over 175 companies representing six different segments of the U.S. technology marketplace selected by Goldman Sachs & Co. (including hardware, Internet, multi-media networking, semiconductors, services, and software). The GSTI Composite Index primarily consists of stocks of companies in the technology industry with capitalizations of at least $1 billion. However, it may also include companies with smaller capitalizations.

Generally, the Fund attempts to be fully invested at all times in securities comprising the GSTI Composite Index. The Fund also may invest up to 10% of its assets in exchange traded funds ("ETFs"), futures and options on stock index futures, covered by liquid assets, and in high-quality money market instruments to provide liquidity for redemptions.

Principal Risks

The price of stocks, particularly technology stocks, may rise and fall daily. The GSTI Composite Index represents a significant segment of the U.S. market of technology stocks. Thus, the GSTI Composite Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective. The GSTI Composite Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

----------

*"GSTI(TM)" is a trademark of Goldman, Sachs & Co. and has been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates and neither Goldman, Sachs & Co. nor any of its affiliates makes any representation regarding the advisability of investing in the Fund.

The Fund is limited in its investments to industry segments of the U.S. stock market that are generally associated with technology. Greater risk and increased volatility is associated with investments in segments of the stock market (as opposed to investments in a broader range of industries). The Fund is non-diversified which means that the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in market value of a single issuer or a limited number of issuers. Such a focused investment strategy may increase the volatility of the Fund's investment results because it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund. The technology segment can be affected by specific risks including aggressive product prices due to competition pressure from numerous market entrants, short product cycles and product obsolescence, among others.

The Fund cannot as a practical matter own all the stocks that make up the GSTI Composite Index in perfect correlation to the GSTI Composite Index itself. The use of ETFs, futures and options on futures is intended to help the Fund better match the GSTI Composite Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the GSTI Composite Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the GSTI Composite Index.

In seeking to follow the GSTI Composite Index, the Fund will be limited as to its investments in other segments of the U.S. stock market. As a result, whenever the technology segment of the U.S. stock market performs worse than other segments, the Fund may underperform funds that have exposure to those other segments of the market. Likewise, whenever technology stocks fall behind other types of investments--bonds, for instance--the Fund's performance also will lag behind those investments. The Fund may also invest in securities of foreign issuers to the extent that such issuers are included in the GTSI Composite Index.

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with broad measure of market performance, the GSTI Composite Index. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.85% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                       Calendar Year Annual Total Return

                   2000               2001              2002
                  ------             ------            ------
                  -38.02%            -29.03%           -40.90%

Best quarter (% and time period)       Worst quarter (% and time period)
 33.26% (4/th/ Quarter 2001)            -35.61 (3/rd/ Quarter 2001)

------------------------------------------------------------------------
               Average Annual Total Returns/(1)/ (For the Periods
                            Ended December 31, 2002)

                                                     One         Since
                                                     Year      Inception
                                                               (8/13/99)
E*TRADE Technology Index Fund

Return Before Taxes                                 -40.90%       -24.62%

Return After Taxes on Distributions                 -40.90%       -25.60%

Return After Taxes on Distributions and
Sale of Fund Shares                                 -25.11%       -18.05%

GSTI Composite Index                                -40.27%       -25.15%/(2)/
------------------------------------------------------------------------

/(1)/ After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/(2)/ Index comparisons began on September 1, 1999. An investor cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Deferred Sales Charge (Load)                                     None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions                                        None
Redemption Fee (as a percentage of redemption proceeds,
payable only if shares are redeemed within four months of purchase)      1.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                          0.25%
Distribution (12b-1) Fees                                                None
Other Expenses                                                           1.63%
                                                                        -----
Total Annual Fund Operating Expenses                                     1.88%
Fee Waiver and/or Expense Reimbursement*                                (1.03)%
                                                                        -----
Net Expenses                                                             0.85%

* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least August 31, 2004. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.85%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 year/1/        3 years/1/        5 years/1/   10 years/1/
            $   87           $   491           $   920      $  2,117

/1/ The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the GSTI Composite Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in the securities of companies making up the GSTI Composite Index. That portion of its assets is not actively managed but simply tries to match the total return of the GSTI Composite Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the capitalization-weighted total return of its assets before fees and expenses and the GSTI Composite Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the GSTI Composite Index. The Fund may purchase and sell ETFs, futures and options on stock index futures. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons. The Fund may also engage in securities lending of its portfolio securities.

The GSTI Composite Index is one of the broadest measures of U.S. traded technology stocks available. The GSTI Composite Index generally includes over 175 companies representing six different component segments of the U.S. technology marketplace selected by Goldman Sachs & Co. (including hardware, Internet, multi-media networking, semiconductors, services, and software). There is no limit as to how many companies are included in the GSTI Composite Index. Performance of the index is compiled by using a modified-cap weighted calculation to limit the extent that large-cap stocks can dominate the index. The GSTI Composite Index primarily consists of stocks of companies with capitalization of at least $1 billion. However, the index may include companies with smaller capitalizations. Smaller capitalized companies may be more volatile and less liquid than larger capitalized companies.

Generally, the technology industry segments may be more susceptible to effects caused by changes in the economic climate, overall market volatility, or regulatory changes. The technology industry segments are experiencing an increasing rate of innovation and competition. As such, many companies in the GSTI Composite Index are exposed to product obsolescence and downward pricing pressures which may have adverse effects on a company's stock price. While the stocks of many companies in the technology segment of the industry have experienced substantial appreciation, there can be no assurance that they will continue to appreciate, retain their current values or not depreciate.

The Fund also may invest in securities of foreign issuers to the extent such issuers are included in the GSTI Composite Index. The Fund does not anticipate investments in securities of foreign issuers to be a significant strategy but such investments may expose the Fund to special risks and considerations not typically associated with investing in U.S. companies. Such risks may include, among others, different accounting, auditing and financial reporting standards, higher commission rates, adverse changes in regulatory structures, and political, social and monetary developments that could affect U.S. investments in foreign countries.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund is managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the GSTI Composite Index.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

The Fund's ability to match its investment performance to the investment performance of the GSTI Composite Index may be affected by, among other things:
(i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the Fund's investment portfolio; (iii) the manner in which the total return of the GSTI Composite Index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund; and (v) the weighting of a particular stock in the GSTI Composite Index. The Fund uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the GSTI Composite Index.

As do many index funds, the Fund also may invest in ETFs, along with futures and options transactions, and other derivative securities transactions, to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the GSTI Composite Index, the Fund incurs expenses and must keep a portion of its assets in cash for paying expenses and processing shareholders orders. By investing in ETFs and futures, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the GSTI Composite Index. The Fund may use ETFs and futures contracts to gain exposure to the GSTI Composite Index for its cash balances, which could cause the Fund to track the GSTI Composite Index less closely if the ETFs and/or futures contracts do not perform as expected.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT

Investment Adviser
ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE Group, Inc. and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM also provides investment management services for the E*TRADE Family of Funds. ETAM commenced operating in February 1999. As of June 30, 2003, ETAM and its affiliates including E*TRADE Global Asset Management, managed approximately $25 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the subadviser. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets.

Sub-Adviser

ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, MI 48009. MCM is a general partnership minority-owned by Munder Capital employees and majority-owned by Comerica Bank. As of June 30, 2003, WAM provided investment advisory services for over $13.4 billion of assets.

ETAM pays WAM a fee out of ETAM's investment advisory fee at an annual rate equal to 0.12% of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ETAM and the Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.

Administrator and Shareholder Servicing Agent of the Fund
ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.

Expense Limitation Agreement
In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least August 31, 2004. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.85% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and
(ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern
Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading. Foreign issuers with common shares included in the GSTI Composite Index also may have securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when you will not be able to purchase, redeem or exchange the Fund's shares.

The Fund's NAV per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Board's pricing committee.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements.

Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

How to Open an E*TRADE Securities Account
-----------------------------------------

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com), or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

Execute an Order to Buy/Sell/Exchange Shares
--------------------------------------------

Minimum Initial Investment Requirements:

For your Initial Investment in the Fund                                   $2,500

Continuing Minimum Investment*                                            $2,500

To invest in the Fund for your IRA, Roth IRA,
one-person SEP-IRA  or Education IRA account                              $1,000

To invest in the Fund for your SIMPLE, SEP-IRA,
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account                                                         $1,000

To invest in the Fund through a 401(k) Plan                                 None

Purchase Additional Shares:

To buy additional shares of the Fund through the Automatic  Investment
Plan (see below for additional information)                               $  100

To buy additional shares of the Fund other than through the Automatic
Investment Plan                                                           $  250

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

Automatic Investment Plan
In order to set up your account for automatic investments, you must complete the Automatic

Investment--Mutual Funds Authorization Form available through our
Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

On-line
You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.

Signature Guarantee
For your protection, certain requests may require a signature guarantee. For additional information with respect to when a signature guarantee is necessary please call (800) 786-2575.A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fee
The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

Redemption In-Kind
The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.

Exchange
You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

Closing your account
If you close your E*TRADE Securities account, you will be required to redeem your shares of the Fund.

Certain Institutional Investors
Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, among others, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the semi-annual period ended June 30, 2003, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

E*TRADE TECHNOLOGY INDEX FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
                                                                                                                Period
                                                                                                                 from
                                                                                                                 August
                                                                                                                13, 1999
                                                   Six                                                         (commen-
                                                 Months                                                        cement of
                                                  Ended                                                         opera-
                                                June 30,            Year           Year           Year          tions)
                                                  2003             Ended          Ended          Ended          through
                                                (Unaudi-          December       December       December        December
FOR A SHARE OUTSTANDING FOR THE PERIOD            ted)            31, 2002      31, 2001       31, 2000        31, 1999
                                                ---------        ---------      ---------      ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD            $    3.41        $    5.77      $    8.21      $   14.21       $   10.00
                                                ---------        ---------      ---------      ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                              (0.01)           (0.03)         (0.04)         (0.08)          (0.01)
   Net realized and unrealized gain (loss)
    on investments                                   0.74            (2.33)         (2.36)         (5.32)           4.75
                                                ---------        ---------      ---------      ---------       ---------
   TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       0.73            (2.36)         (2.40)         (5.40)           4.74
                                                ---------        ---------      ---------      ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains               --               --          (0.04)         (0.65)          (0.58)
                                                ---------        ---------      ---------      ---------       ---------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL             0.00/(5)/        0.00/(5)/      0.00/(5)/      0.05            0.05
                                                ---------        ---------      ---------      ---------       ---------
NET ASSET VALUE, END OF PERIOD                  $    4.14        $    3.41      $    5.77      $    8.21       $   14.21
                                                =========        =========      =========      =========       =========
TOTAL RETURN                                        21.41%/(4)/     (40.90)%      (29.03)%        (38.02)%         47.71%/(1)/
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s omitted)     $  41,566        $  34,669      $  62,505      $  55,514       $  44,971
   Ratio of expenses to average net
    assets /(6)/                                     0.85%/(2)/       0.85%          0.85%          0.85%/(3)/      0.85%/(2)/(3)/
   Ratio of net investment loss to average
    net assets /(7)/                                (0.49)%/(2)/     (0.61)%        (0.66)%        (0.70)%         (0.49)%/(2)/
   Portfolio turnover rate                           6.30%/(4)/       6.02%         48.65%         27.82%          35.77%/(1)//(4)/

----------

<F1>
/(1)/ For the period August 13, 1999 (commencement of operations) through
      December 31, 1999 and not indicative of a full year's operating results.
<F2>
/(2)/ Annualized.
<F3>
/(3)/ The Investment Adviser voluntarily agreed to pay the non-affiliated
      Trustee expenses for the Fund for the period August 13, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.85% for the period from August 13, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.
<F4>
/(4)/ Not annualized.
<F5>
/(5)/ Rounds to less than $0.01.
<F6>
/(6)/ The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003 (annualized) and the years ended December 31, 2002 and December 31, 2001 were 1.43%, 1.86% and 1.18%, respectively, and was not applicable in prior years.
<F7>
/(7)/ The ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003 (annualized) and the years ended December 31, 2002 and December 31, 2001 were (1.07)%, (1.64) and (0.99)%, respectively, and was not applicable in prior years.

The accompanying notes are an integral part of these financial statements.

[Outside back cover page.]

The Statement of Additional Information for the Fund, dated November 7, 2003 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (dated December 31, 2002) and semi-annual report (dated June 30, 2003) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the EC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE Securities LLC
4500 Bohannon Drive
Menlo Park, California 94025
Telephone: (650) 331-6000
Toll-Free: (800) 786-2575
www.etrade.com

Investment Company Act File No.: 811-09093

                                  E*TRADE FUNDS

                           E*TRADE S&P 500 INDEX FUND

                        Prospectus dated November 7, 2003

This Prospectus concisely sets forth information about the E*TRADE S&P 500 Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

Investment Objective and Principal Investment Strategies
The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund seeks to achieve its objective by investing in stocks and other assets and attempts to match the total return of the stocks making up the S&P 500 Index.

Eligible Investors
This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

About E*TRADE
E*TRADE Group, Inc. ("E*TRADE Financial") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE Financial, through its group companies, is a leader in providing secure on-line investing services. E*TRADE Financial's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE Financial offers electronic access to your account virtually anywhere, at any time.

An investment in the Fund is not a deposit of E*TRADE Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

RISK/RETURN SUMMARY............................................................3

FEES AND EXPENSES..............................................................5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED
RISKS..........................................................................6

FUND MANAGEMENT................................................................8

HISTORY OF THE FUND............................................................9

PRICING OF FUND SHARES........................................................10

HOW TO BUY, SELL AND EXCHANGE SHARES..........................................10

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................14

TAX CONSEQUENCES..............................................................14

FINANCIAL HIGHLIGHTS..........................................................15

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the S&P 500 Index.

Principal Investment Strategies

The Fund seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.* To do so, the Fund invests substantially all of its assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The S&P 500 Index, a widely recognized benchmark for U.S. stocks, currently represents about 75% of the market capitalization of all publicly traded common stocks in the United States. The S&P 500 Index includes 500 established companies representing different sectors of the U.S. economy (including industrial, utilities, financial, and transportation) selected by Standard & Poor's.

Generally, the Fund attempts to be fully invested at all times in securities comprising the S&P 500 Index. In seeking to match the performance of the S&P 500 Index, the Fund also may invest in shares of exchange traded funds ("ETFs"), futures and options transactions and options on futures contracts. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

Principal Risks

The stock market may rise and fall daily. The S&P 500 Index represents a significant segment of the U.S. stock market. The S&P 500 Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective. The Fund incurs expenses not reflected in the S&P 500 Index returns. The S&P 500 Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

* "Standard & Poor's(TM)," "S&P(TM)", "S&P 500(TM)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for additional information.

The Fund cannot as a practical matter own all the stocks that make up the S&P 500 Index in perfect correlation to the S&P 500 Index itself. The use of ETFs, futures and options on futures is intended to help the Fund match the S&P 500 Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the S&P 500 Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the S&P 500 Index. The Fund will also have exposure to the industries represented by those stocks.

The S&P 500 Index primarily consists of large-cap stocks. As a result, whenever these stocks perform worse than mid- or small-cap stocks, the Fund may underperform funds that have exposure to those other segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments--bonds or foreign stocks, for instance--the Fund's performance also will lag behind those investments. The companies in the S&P 500 Index are also exposed to the global economy.

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the S&P 500 Index. The performance shown in the bar chart and table below for the periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.40% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                       Calendar Year Annual Total Return

                           2000     2001      2002
                          -----    ------    ------
                          -0.39    -12.20%   -22.29%

Best quarter (% and time period)              Worst quarter (% and time period)
10.56 (4/th/ Quarter 2001)                    -17.28 (3/rd/ Quarter 2002)

--------------------------------------------------------------------------------
  Average Annual Total Returns /(1)/ (For the periods ended December 31, 2002)

                                                                   Since
                                                                 Inception
                                                 One Year        (2/17/99)
E*TRADE S&P 500 Index Fund
Return Before Taxes                                -22.29%           -7.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Return After Taxes on Distributions                -22.67%           -8.06%
Return After Taxes on Distributions
and Sale of Fund Shares                            -13.67%           -6.08%
S&P 500 Index                                      -22.09%           -7.26%/(2)/
--------------------------------------------------------------------------------

/(1)/ After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depends on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/(2)/ Prior to November 10, 2003, the Fund was a feeder fund in a master feeder structure. Index comparisons began on March 1, 1999. An investor cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                       None
Maximum Deferred Sales Charge (Load)                                   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends            None
and Other Distributions
Redemption Fee (as a percentage of redemption proceeds,                1.00%
payable only if shares are redeemed within four months of purchase)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                                        0.07%
Distribution (12b-1) Fees                                              None
Other Expenses                                                         0.96%
                                                                      -----
Total Annual Fund Operating Expenses                                   1.03%
Fee Waiver and/or Expense Reimbursement*                              (0.63)%
                                                                      -----
Net Expenses                                                           0.40%

* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least August 31, 2004. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.40%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs/1/ would be:

        1 year           3 years           5 years           10 years
        $   41           $   265           $   507           $  1,202

(1) The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the S&P 500 Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the S&P 500 Index. That portion of its assets is not actively managed but simply tries to mimic the S&P 500 Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the capitalization-weighted total return of its net assets before expenses and the S&P 500 Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the S&P 500 Index. The Fund also purchases and sells shares of ETFs that trade in the S&P 500 Index, futures and options on stock index futures. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

The Fund is not managed according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund is managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the S&P 500 Index through computerized, quantitative techniques. The sampling techniques utilized by the Fund are expected to be an effective means of substantially duplicating the investment performance of the S&P 500 Index. However, the Fund is not expected to track the S&P 500 Index with the same degree of accuracy that complete replication of the S&P 500 Index would have provided. Over time, the portfolio composition of the Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the S&P 500 Index.

Many factors can affect stock market performance. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short-term or long-term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

The Fund's ability to match its investment performance to the investment performance of the S&P 500 Index may be affected by, among other things: (i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the Fund's investment portfolio; (iii) the manner in which the total return of the S&P 500 Index is calculated and (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund. The Fund uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P 500 Index.

The investments of the Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

As do many index funds, the Fund also may invest in shares of ETFs that trade in the S&P 500 Index, futures and options transactions and other derivative securities transactions, to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the Index, the Fund incurs expenses and must keep a portion of its assets in cash for paying expenses and processing shareholders' orders. By using ETFs, futures and options, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the S&P 500 Index. The Fund uses ETFs and futures contracts to gain exposure to the S&P 500 Index for its cash balances, which could cause the Fund to track the S&P 500 Index less closely if the futures contracts do not perform as expected.

Asset allocation and modeling strategies are employed by the Fund's investment adviser for other investment companies and accounts advised or sub-advised by its investment adviser. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by the Fund's investment adviser. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. Among other purposes, the Fund needs liquidity to pay redemptions and fees.

The Fund may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the Fund's performance could be reduced.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT

Investment Adviser
ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE Group, Inc. and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of June 30, 2003 , ETAM and its affiliates, including E*TRADE Global Asset Management managed approximately $25 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.07% of the Fund's average daily net assets.

Sub-Adviser
ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, MI 48009. MCM is a general partnership minority-owned by Munder Capital employees and majority-owned by Comerica Bank. As of June 30, 2003, WAM provided investment advisory services for over $13.4 billion of assets.

ETAM pays WAM a fee out of ETAM's investment advisory fee at an annual rate equal to 0.03% of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ETAM and the Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.

Administrator and Shareholder Servicing Agent of the Fund
ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.

Expense Limitation Agreement
In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least August 31, 2004. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.40% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

HISTORY OF THE FUND

Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in the S&P 500 Index Master Portfolio, a series of Master Investment Portfolio, a registered open-end management investment company. The S&P 500 Index Master Portfolio, in turn, invested directly in a portfolio of securities. The performance information and financial highlights in this Prospectus for the period prior to November 10, 2003 reflect the Fund's performance under that master-feeder structure.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern
Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading. Foreign issuers with common shares included in the S&P 500 Index also may have securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when you will not be able to purchase, redeem or exchange the Fund's shares.

The Fund's NAV per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Board's pricing committee.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

How to Open an E*TRADE Securities Account
-----------------------------------------

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com) or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

Execute an Order to Buy/Sell/Exchange Shares
--------------------------------------------

Minimum Initial Investment Requirements:

For your Initial Investment in the Fund           $  2,500

Continuing Minimum Investment*                    $  2,500

To invest in the Fund for your IRA, Roth IRA,
one-person SEP-IRA, or Education IRA account      $  1,000

To invest in the Fund for your SIMPLE, SEP-IRA,
Profit Sharing or Money Purchase Pension Plan,    $  1,000
or 401(a) account

To invest in the Fund through a 401(k) Plan           None

Purchase Additional Shares:

To buy additional shares of the Fund through
the Automatic Investment Plan (see below for
additional information)                           $    100

To buy additional shares of the Fund other than
through the Automatic Investment Plan             $    250

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

Automatic Investment Plan
In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com). After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

On-line
You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.

Signature Guarantee
For your protection, certain requests may require a signature guarantee. For additional information with respect to when a signature guarantee in necessary please call (800) 786-2575.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fee
The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

Exchange
You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line.

If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

Closing your account
If you close your E*TRADE Securities account, you will be required to redeem your shares of the Fund.

Certain Institutional Investors
Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, among others, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund. The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain. As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the semi-annual period ended June 30, 2003, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

E*TRADE S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Period
                                                                                                                   from
                                                                                                                 February
                                                                                                                 17, 1999
                                                                                                                (commence-
                                             Six Months                                                          ment of
                                               Ended                                                            operation-
                                              June 30,        Year Ended      Year Ended       Year Ended       s) through
                                              2003 (Un-        December        December         December         December
FOR A SHARE OUTSTANDING FOR THE PERIOD        audited) /(1)/   31, 2002 /(1)/  31, 2001 /(1)/   31, 2000 /(1)/   31, 1999 /(1)/
                                             ----------       ----------      ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $     6.99       $     9.11      $    10.48       $    11.83       $    10.00
                                             ----------       ----------      ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                           0.05             0.09            0.09             0.12             0.09
   Net realized and unrealized gain (loss)
    on investments                                 0.75            (2.12)          (1.37)           (1.22)            1.84
                                             ----------       ----------      ----------       ----------       ----------
   TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                     0.80            (2.03)          (1.28)           (1.10)            1.93
                                             ----------       ----------      ----------       ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income       (0.05)           (0.09)          (0.09)           (0.13)           (0.09)
   Distributions from net realized gains             --               --           (0.00)/(2)/      (0.12)           (0.01)
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (0.05)           (0.09)          (0.09)           (0.25)           (0.10)
                                             ----------       ----------      ----------       ----------       ----------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL           0.00/(2)/        0.00/(2)/       0.00/(2)/        0.00/(2)/        0.00/(2)/
                                             ----------       ----------      ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD               $     7.74       $     6.99      $     9.11       $    10.48       $    11.83
                                             ==========       ==========      ==========       ==========       ==========
TOTAL RETURN                                      11.48%/(6)/     (22.29)%        (12.20)%          (9.39)%          19.31%/(3)/
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s omitted)  $  100,986       $   83,090      $   81,798       $   62,899       $   46,906
   Ratio of expenses to average net
    assets /(7)/                                   0.40%/(5)/       0.40%           0.35%            0.32%/(4)/       0.32%/(4)(5)/
   Ratio of net investment income to
    average net assets /(8)/                       1.38%/(5)/       1.24%           1.02%            0.95%            1.14%/(5)/
   Portfolio turnover rate of Master
    Portfolio                                      3.57%           11.97%           9.21%           11.00%            7.00%/(3)/

--------------

<F1>
/(1)/ Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the S&P 500 Index Master Portfolio.
<F2>
/(2)/ Rounds to less than $0.01.
<F3>
/(3)/ For the period February 17, 1999 (commencement of operations) through
      December 31, 1999 and is not indicative of a full year's operating results.
<F4>
/(4)/ The Investment Advisor voluntarily agreed to pay the non-affiliated
      Trustee expenses for the Fund for the period February 17, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.32% for the period from February 17, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.
<F5>
/(5)/ Annualized.
<F6>
/(6)/ Not annualized.
<F7>
/(7)/ The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003 (annualized) and the years ended December 31, 2002 and December 31, 2001 were 0.78%, 0.98% and 0.54%, respectively.
<F8>
/(8)/ The ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003 (annualized) and the years ended December 31, 2002 and December 31, 2001 were 1.00%, 0.66% and 0.83%, respectively.

[Outside back cover page]

The Statement of Additional Information for the Fund, dated November 7, 2003, 2003 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (dated December 31, 2002) and semi-annual report (dated June 30, 2003) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE Securities LLC
4500 Bohannon Drive
Menlo Park, California 94025
Telephone:  (650) 331-6000
Toll-Free: (800) 786-2575
www.etrade.com

Investment Company Act File No.: 811-09093

                                  E*TRADE FUNDS

                        E*TRADE INTERNATIONAL INDEX FUND

                        Prospectus dated November 7, 2003

This Prospectus concisely sets forth information about the E*TRADE International Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds, ("Trust").

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("MSCI EAFE Free Index" or "Index"). The Fund seeks to achieve its objective by seeking to match the total return performance of foreign stock markets by investing in a representative sample of common stocks that comprise the MSCI EAFE Free Index.

Eligible Investors
This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

About E*TRADE
E*TRADE Group, Inc. ("E*TRADE Financial") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE Financial, through its group companies, is a leader in providing secure on-line investing services. E*TRADE Financial's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

An investment in the Fund is not a deposit of E*TRADE Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

RISK/RETURN SUMMARY............................................................3

FEES AND EXPENSES..............................................................6

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS........7

FUND MANAGEMENT................................................................9

HISTORY OF THE FUND...........................................................10

PRICING OF FUND SHARES........................................................11

HOW TO BUY, SELL AND EXCHANGE SHARES..........................................12

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................15

TAX CONSEQUENCES..............................................................16

FINANCIAL HIGHLIGHTS..........................................................17

(WILL BE UPDATED FOLLOWING THE INCORPORATION OF COMMENTS)

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE Free Index.*

Principal Investment Strategies

The Fund seeks to match the total return performance of foreign stock markets by investing in a representative sample of common stocks that comprise the MSCI EAFE Free Index.

The MSCI EAFE Free Index is intended to represent broadly the performance of foreign stock markets. The Fund selects a sampling of securities in the Index for investments in accordance with their capitalization, industry sector and valuation, among other factors. The Index is a capitalization-weighted index and consists of securities listed on the stock exchanges of developed markets of countries in Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, and Singapore. The MSCI EAFE Free Index may also include smaller-capitalization companies.

Generally, the Fund attempts to be fully invested at all times in securities comprising the MSCI EAFE Free Index. In seeking to match the performance of the MSCI EAFE Free Index, the Fund also may invest in shares of exchange traded funds ("ETFs"), futures and options transactions and options on futures contracts. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

Principal Risks

The international stock markets may rise and fall daily. The MSCI EAFE Free Index represents a significant portion of foreign markets. Thus, the MSCI EAFE Free Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

The Fund invests substantially all of its assets in foreign securities. This means the Fund can be affected by the risks of foreign investing, including: changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment; repatriation

----------
* The MSCI EAFE Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI") Morgan Stanley Capital International is a service mark of MSCI. MSCI does not sponsor the Fund, nor is it affiliated in any way with E*TRADE. "Morgan Stanley Capital International Europe, Australasia, Far East Free Index(R)", "EAFE Free Index(R)" and "EAFE(R)" are trademarks of MSCI. The Fund is not sponsored, endorsed, sold, or promoted by the MSCI EAFE Free Index or MSCI and neither the MSCI EAFE Free Index nor MSCI make any representation or warranty, express or implied, regarding the advisability of investing in the Fund. See the Statement of Additional Information for additional information.

of capital, currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from lack of liquidity; different settlement practices or delayed settlements in some markets; difficulty in obtaining complete and accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic and social instability; and difficulty enforcing legal rights outside the United States.

Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of a foreign currency relative to the U.S. dollar reduces the U.S. dollar value of securities denominated in that currency.

To the extent the MSCI EAFE Free Index consists of securities of small to medium-sized companies, the value of these securities can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can be lesser-known, and have more limited product lines, markets and financial resources.

There is no assurance that the Fund will achieve its investment objective. The MSCI EAFE Free Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

The Fund cannot as a practical matter own all the stocks that make up the MSCI EAFE Free Index in perfect correlation to the Index itself. The use of ETFs, futures and options on futures contracts is intended to help the Fund match the Index but that may not be the result. In seeking its objective, the Fund may also engage in other derivative securities transactions and lend securities in its portfolio. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be more susceptible to fluctuations in yield or value due to their structure or contract terms. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the Index. The Fund will also have exposure to the industries represented by those stocks.

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the MSCI EAFE Free Index. The performance shown in the bar chart and table below for periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master-feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.65% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                        Calendar Year Annual Total Return

 2000             2001              2002
------           ------            ------
-14.92%          -21.70%           -16.77%

Best quarter (% and time period)        Worst quarter (% and time period)
6.65% (4/th/ Quarter 2001)              -20.12% (3/rd/ Quarter 2002)

HERE KEN

--------------------------------------------------------------------------------
 Average Annual Total Returns /(1)(2)/(For the Periods Ended December 31, 2002)

                                                           One           Since
                                                           Year       Inception
                                                                      (10/22/99)

E*TRADE International Index Fund

Return Before Taxes                                       -16.77%        -12.73%

Return After Taxes on Distribution                        -17.32%        -13.17%

Return After Taxes on Distributions and Sale of Fund
 Shares                                                   -10.27%        -10.02%

MSCI EAFE Free Index                                      -15.94%        -14.45%
--------------------------------------------------------------------------------

/(1)/ After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/(2)/ Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. Index comparisons began on October 29, 1999. An investor cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                           None
Maximum Deferred Sales Charge (Load)                                       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other      None
Distributions
Redemption Fee (as a percentage of redemption proceeds, payable only if    1.00%
shares are redeemed within four months of purchase)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                                            0.25%
Distribution (12b-1) Fees                                                  None
Other Expenses                                                             2.37%
                                                                         ------
Total Annual Fund Operating Expenses                                       2.62%
Fee Waiver and/or Expense Reimbursement*                                 (1.97)%
                                                                         ------
Net Expenses                                                               0.65%

* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least August 31, 2004. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.65%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs/1/ would be:

1 year/1/   3 years/1/   5 years/1/   10 years/1/
$   66      $   626      $ 1,213      $  2,807

1. The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE Free Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of the securities comprising the MSCI EAFE Free Index. That portion of its assets is not actively managed but is designed to substantially duplicate the investment performance of the Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the MSCI EAFE Free Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the Index.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

In seeking to match the performance of the MSCI EAFE Free Index, the Fund also may invest in ETFs, as well as futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk.

The Fund may also invest up to 15% of its assets in illiquid securities including repurchase agreements providing for settlement in more than seven days. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Fund may use statistical sampling techniques to attempt to replicate the returns of the MSCI EAFE Free Index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the Index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth, country weightings and the effect of foreign taxes. The sampling techniques utilized by the Fund are designed to allow the Fund to substantially duplicate the investment performance of the MSCI EAFE Free Index. However, the Fund is not expected to track the MSCI EAFE Free Index with the same degree of accuracy that complete replication of such Index would provide.

The Fund's ability to match its investment performance to the investment performance of the MSCI EAFE Free Index may be affected by, among other things:
(i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the investment portfolio; (iii) the manner in which the total return of the Index is calculated; (iv) the size of the Fund's investment portfolios; and (v) the timing, frequency and size of shareholder purchases and redemptions of the Fund.

As do many index funds, the Fund also may invest in ETFs, along with futures and options transactions and other derivative securities transactions, to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the Index, the Fund incurs expenses and cannot be fully invested in order to maintain cash reserves for paying expenses and processing shareholders' orders. By investing in ETFs and using futures, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the MSCI EAFE Free Index.

Temporary Investments for Liquidity Purposes
In response to market, economic or other conditions, such as an unexpected level of shareholder purchases or redemptions, the Fund may temporarily use such different investment strategy as high quality money market instruments for defensive purposes. If the Fund does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT

Investment Adviser
ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE Group, Inc. and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of June 30, 2003, ETAM and its affiliates, including E*TRADE Global Asset Management, managed approximately $25 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets.

Sub-Adviser
ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, MI 48009. MCM is a general partnership minority-owned by Munder Capital employees and majority-owned by Comerica Bank. As of June 30, 2003, WAM provided investment advisory services for over $13.4 billion of assets.

ETAM pays WAM a fee out of ETAM's investment advisory fee at an annual rate equal to 0.15% of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ETAM and the Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.

Administrator and Shareholder Servicing Agent of the Fund
ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.

Expense Limitation Agreement
In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least August 31, 2004. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

HISTORY OF THE FUND

Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in the International Index Master Portfolio, a series of Master Investment Portfolio, a registered open-end management investment company. The International Index Master Portfolio, in turn, invested directly in a portfolio of securities. The performance information and financial highlights in this Prospectus for the period prior to November 10, 2003 reflect the Fund's performance under that master-feeder structure.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern
Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists.

The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices are not readily available, the price of a security will be based on its fair market value determined in good faith by the Board's pricing committee. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the Fund could change on days when shares of the Fund may not be purchased, redeemed or exchanged.

The Fund's NAV per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Board's pricing committee.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

How to Open an E*TRADE Securities Account
-----------------------------------------

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com) or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

Execute an Order to Buy/Sell/Exchange Shares
--------------------------------------------

Minimum Initial Investment Requirements:

For your Initial Investment in the Fund                             $ 2,500

Continuing Minimum Investment*                                      $ 2,500

To invest in the Fund for your IRA, Roth IRA,
one-person SEP-IRA, or Education IRA account                        $ 1,000

To invest in the Fund for your SIMPLE, SEP-IRA,
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account                                                   $ 1,000

To invest in the Fund through a 401(k) Plan                            None

Purchase Additional Shares:

To buy additional shares of the Fund through the Automatic
Investment Plan (see below for additional information)              $   100

To buy additional shares of the Fund other than through the
Automatic Investment Plan                                           $   250

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

Automatic Investment Plan
In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

On-line
You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.

Signature Guarantee
For your protection, certain requests may require a signature guarantee. For additional information with respect to when a signature guarantee is necessary please call (800) 786-2575.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fee
The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

Redemption In-Kind
The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.

Exchange
You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available.

After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

Closing your account
If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

Certain Institutional Investors
Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, among others, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the semi-annual period ended June 30, 2003, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

E*TRADE INTERNATIONAL INDEX FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Period
                                                                                                                   from
                                                                                                                 October
                                                                                                                 22, 1999
                                                                                                                (commence-
                                                Six                                                                ment
                                               Months                                                           of opera-
                                               Ended             Year            Year             Year            tions)
                                              June 30,          Ended            Ended           Ended           through
                                              2003 (Un-        December        December         December         December
FOR A SHARE OUTSTANDING FOR THE PERIOD        audited) /(1)/   31, 2002 /(1)/  31, 2001  /(1)/  31, 2000 /(1)/   31, 1999 /(1)/
                                             ----------       ----------      -----------      ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $     6.21       $     7.59      $      9.83      $    11.67       $    10.00
                                             ----------       ----------      -----------      ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                           0.09             0.10             0.09            0.12             0.00/(2)/
   Net realized and unrealized gain (loss)
    on investments                                 0.49            (1.37)           (2.23)          (1.86)            1.67
                                             ----------       ----------      -----------      ----------       ----------
   TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                     0.58            (1.27)           (2.14)          (1.74)            1.67
                                             ----------       ----------      -----------      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income       (0.09)           (0.11)           (0.11)          (0.11)           (0.00)/(2)/
   Distributions in excess of net
    investment income                                --               --             0.01              --               --
                                             ----------       ----------      -----------      ----------       ----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (0.09)           (0.11)           (0.10)          (0.11)           (0.00)/(2)/
                                             ----------       ----------      -----------      ----------       ----------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL           0.00/(2)/        0.00/(2)/        0.00/(2)/       0.01            (0.00)/(2)/
                                             ----------       ----------      -----------      ----------       ----------
NET ASSET VALUE, END OF PERIOD               $     6.70       $     6.21      $      7.59      $     9.83       $    11.67
                                             ==========       ==========      ===========      ==========       ==========
TOTAL RETURN                                       9.39%/(6)/     (16.77)%         (21.70)%        (14.92)%          16.74%/(3)/
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s omitted)  $    7,894       $    6,685      $     7,081      $    8,164       $    5,899
   Ratio of expenses to average
    net assets /(7)/                               0.65%/(4)/       0.65%            0.58%           0.55%/(5)/       0.55%/(4)(5)/
   Ratio of net investment income to
    average net assets /(8)/                       3.10%/(4)/       1.59%            1.15%         1.15%              0.24%/(4)/
   Portfolio turnover rate of Master
   Portfolio                                       4.33%           19.92%            6.79%        45.00%             39.00%/(3)/

--------------

<F1>
/(1)/ Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Index Master Portfolio.
<F2>
/(2)/ Rounds to less than $0.01.
<F3>
/(3)/ For the period October 22, 1999 (commencement of operations) through
      December 31, 1999 and is not indicative of a full year's operating results.
<F4>
/(4)/ Annualized.
<F5>
/(5)/ The Investment Advisor voluntarily agreed to pay the non-affiliated
      Trustee expenses for the Fund for the period October 22, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.55% for the period from October 22, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.
<F6>
/(6)/ Not annualized.
<F7>
/(7)/ The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003 (annualized) and the years ended December 31, 2002 and December 31, 2001 were 2.23%, 2.59% and 1.64%, respectively.
<F8>
/(8)/ The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003 (annualized) and the years ended December 31, 2002 and December 31, 2001 were 1.52%, (0.35)% and 0.09%, respectively.

The accompanying notes are an integral part of these financial statements.

[Outside back cover page.]

The Statement of Additional Information for the Fund, dated November 7, 2003 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (dated December 31, 2002) and semi-annual report (dated June 30, 2003) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE Securities LLC
4500 Bohannon Drive
Menlo Park, California 94025
Telephone:  (650) 331-6000
Toll-Free: (800) 786-2575
www.etrade.com

Investment Company Act File No.: 811-09093

                                  E*TRADE FUNDS
                                  -------------

                        E*TRADE International Index Fund
                         E*TRADE Russell 2000 Index Fund
                           E*TRADE S&P 500 Index Fund
                          E*TRADE Technology Index Fund

                       Statement of Additional Information

                             Dated November 7, 2003

This Statement of Additional Information ("SAI") relates to each series of E*TRADE Funds ("Trust") listed above (each a "Fund" or, collectively, the "Funds"). This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus dated November 7, 2003 (as amended from time to time). Unless otherwise defined herein, capitalized terms have the meanings given them in each Fund's Prospectus.

To obtain a free copy of the Prospectus for a Fund and the most recent annual report to shareholders (dated December 31, 2002 and incorporated herein by reference) free of charge, please access our Website online (www.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers of E*TRADE Securities LLC ("E*TRADE Securities") who consent to receive all information about a Fund electronically may invest in the Funds.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

HISTORY OF E*TRADE FUNDS.......................................................3

THE FUNDS......................................................................3

INVESTMENT STRATEGIES AND RISKS................................................3

FUNDS' POLICIES...............................................................19

TRUSTEES AND OFFICERS.........................................................28

INVESTMENT ADVISORY AND OTHER SERVICES........................................33

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION................................40

ORGANIZATION, DIVIDEND AND VOTING RIGHTS......................................41

SHAREHOLDER INFORMATION.......................................................42

TAXATION......................................................................43

UNDERWRITER...................................................................49

PERFORMANCE INFORMATION.......................................................50

LICENSES......................................................................55

FINANCIAL STATEMENTS..........................................................57

APPENDIX......................................................................58

HISTORY OF E*TRADE FUNDS

The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. The Trust is governed by a Board of Trustees ("Board") which has the responsibility for the overall management of the Trust.

The Trust currently consists of eleven individual series. Each series is classified as an open-end management investment company. The E*TRADE Asset Allocation Fund ("Asset Allocation Fund"), E*TRADE Bond Fund ("Bond Fund"), E*TRADE International Index Fund ("International Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), E*TRADE S&P 500 Index Fund ("S&P 500 Fund"), E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund, and E*TRADE New York Municipal Money Market Fund are diversified series of the Trust. The E*TRADE Technology Index Fund ("Technology Fund") is a non-diversified series of the Trust. E*TRADE Asset Management, Inc. ("ETAM") serves as the investment adviser for each series.

The E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund, E*TRADE New York Municipal Money Market Fund share a combined separate SAI containing additional information about those funds. The Asset Allocation Fund and Bond Fund each has a separate SAI containing additional information about the Asset Allocation Fund and Bond Fund, respectively.

THE FUNDS

This SAI pertains to the International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund (each a "Fund"). Prior to November 10, 2003, the International Fund, Russell Fund and S&P 500 Index Fund each was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in another fund (or Master Portfolio), a series of Master Investment Portfolio. Each Fund's respective Master Portfolio, in turn, invested directly in a portfolio of securities. The fee and performance information in this SAI for the period prior to November 10, 2003 reflect each Fund's performance under that master-feeder structure.

The investment objectives of the Funds are not fundamental and therefore, can be changed by the Board without the approval of a majority (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder ("1940 Act")) of the respective Fund's outstanding voting securities, upon 60 days' prior written notice of such change being provided to the Fund's shareholders.

INVESTMENT STRATEGIES AND RISKS

The following supplements the discussion in each Fund's Prospectus of the investment strategies, policies and risks of each. These investment strategies and policies may be changed without approval of the shareholders of the Funds, unless otherwise noted.

Bank Obligations
Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay a fund deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits, which may be held by each Fund, will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed-rate, floating- rate or variable-rate notes and bonds.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper and Short-Term Corporate Debt Instruments
Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Each Fund may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. Each Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's Investors Service, Inc. ("Moody's"), or "AA" by Standard & Poor's Corporation ("S&P"). Subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. ETAM will consider such an event in determining whether a Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's or S&P or other nationally recognized statistical rating organizations ("NRSROs") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P and other NRSROs are more fully described in the attached Appendix.

Exchange Traded Funds
Each Fund may purchase shares of exchange traded funds ("ETFs"). Typically, a Fund would purchase ETF shares in order to obtain exposure to the stock market while maintaining flexibility to meet liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, each Fund's purchases of ETF shares generally are subject to the limitations described under the heading "Investment Company Securities" below.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Floating-Rate and Variable-Rate Obligations
Each Fund may purchase floating-rate and variable-rate notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations, which are not so rated only if ETAM determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. ETAM considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in a Fund's portfolio. A Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Derivatives
Each Fund may invest in one or more types of derivatives. Derivatives generally are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives in which the Funds may invest include, but are not limited to: asset-backed securities, foreign currency futures contracts, forward foreign currency exchange contracts, futures contracts, hybrid instruments, and options transactions. Further information about these instruments and the risks involved in their use are contained under the descriptions of each of these instruments elsewhere in this SAI.

Foreign Currency Futures Contracts
The International Fund may attempt to hedge or protect the value of its securities by purchasing and selling foreign currency futures contracts. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The International Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Index Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the International Fund may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

Purchase and Sale of Currency Futures Contracts
In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

A currency futures contract sale creates an obligation by the International Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by the International Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

In connection with transactions in foreign currency futures, the International Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Risk Factors Associated with Futures Transactions
The International Fund may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the International Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part from the prices of other securities or specified assets, indices or rates. The International Fund intends to use future contracts and options as part of its short-term liquidity holdings an/or substitutes for comparable market positions in the underlying securities. The effective use of futures strategies depends on, among other things, the International Fund's ability to terminate futures positions at times when ETAM or the Fund's sub-adviser deems it desirable to do so. Although the International Fund will not enter into a futures position unless ETAM or the Fund's sub-adviser believes that a liquid secondary market exists for such future, there is no assurance that the International Fund will be able to effect closing transactions at any particular time or at an acceptable price. The International Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies, which are the subject of the hedge. The successful use of futures strategies also depends on the ability of ETAM or the Fund's sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the International Fund's futures transactions.

Risk of Imperfect Correlation
The International Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Fund might not be successful and the International Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Fund's overall return could be less than if the hedging transactions had not been undertaken.

Under certain extreme market conditions, it is possible that the International Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Fund.

The International Fund will purchase or sell futures contracts only if, in ETAM's or the Fund's sub-adviser judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Fund's portfolio for the hedge to be effective. There can be no assurance that ETAM's or the Fund's sub-adviser's judgment will be accurate.

Potential Lack of a Liquid Secondary Market
The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the International Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the International Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the International Fund, which could require the International Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the International Fund's ability effectively to hedge its securities, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Trading and Position Limits
Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. ETAM and the Fund's sub-adviser do not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the International Fund's investments.

Regulations on the Use of Futures Contracts
Regulations of the CFTC require that the International Fund enter into transactions in futures contracts for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by the International Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, the International Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the International Fund's total assets.

When the International Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the International Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The International Fund's ability to engage in the hedging transactions described herein may be limited by the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the International Fund's board of trustees.

ETAM or the Fund's sub-adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the International Fund's investment objective, does not expose the International Fund's board of trustees to undue risk and is closely monitored. These procedures include providing periodic reports to the International Fund's board of trustees concerning the use of derivatives.

Foreign Securities
The foreign securities in which a Fund may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars.

Investments in foreign securities, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Generally, multinational companies may be more susceptible to effects caused by changes in the economic climate and overall market volatility.

Obligations of Foreign Governments, Banks and Supranational Entities
Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which a Fund may invest.

To the extent that such investments are consistent with their respective investment objectives, each Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may also invest a portion of their total assets in high quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

International Fund
The International Fund may invest in foreign securities through ADRs, Canadian Depositary Receipts ("CDRs"), EDRs, International Depositary Receipts ("IDRs") and Global Depositary Receipts

("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, the International Fund may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Investment Companies
From time to time, investments in other investment companies may be the most effective available means by which the International Fund may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the International Fund would continue to pay its own management fees and other expenses.

Investment income on certain foreign securities in which the International Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the International Fund would be subject.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which a Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to each Fund and its commitments to purchase when-issued securities. If the value of these assets declines, each Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Forward Foreign Currency Exchange Contracts
The International Fund's investments in foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the International Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies, the International Fund may engage in foreign currency transactions on a spot (i.e., cash) basis and may purchase or sell forward foreign currency exchange contracts ("forward contracts"). The International Fund may also purchase and sell foreign currency futures contracts (see "Foreign Currency Futures Contracts"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and is traded at a net price without commission. The International Fund will direct its custodian, to the extent required by applicable regulations, to segregate high-grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the International Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The International Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when WAM believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the International Fund's securities denominated in such foreign currency, or when WAM believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

The International Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where WAM believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the portfolio securities are denominated (a "cross-hedge").

Foreign currency hedging transactions are an attempt to protect the International Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

The cost to the International Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. WAM considers on an ongoing basis the creditworthiness of the institutions with which the International Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the International Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Futures Contracts and Options Transactions
Each Fund, may use futures contracts as a substitute for a comparable market position in the underlying securities.

Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

Each Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on or before the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select portfolio securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

A Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. A Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of that Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. In addition, the CFTC has allowed, on a temporary basis, non-hedging transactions where the notional value of non-hedging futures contracts and related options do not exceed the liquidation value of a Fund's investments (after taking into account unrealized profits and unrealized losses on any such contracts). Pursuant to regulations or published positions of the SEC, a Fund may be required to segregate liquid portfolio securities, including cash, in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Future Developments
Each Fund, may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by a Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objectives and legally permissible for that Fund.

Illiquid Securities
To the extent that such investments are consistent with its investment objective, each Fund, may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which each Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Index Funds
Each Fund described in this SAI is an index fund. The net asset value of index funds and funds which are not actively managed may be disproportionately affected by, among other things, the following risks: short-term and long-term changes in the characteristics of the companies whose securities make up an index; index rebalancing, which may result in reduced returns or volatility for and affect the portfolio turnover rate of a Fund; modifications in the criteria for companies selected to make up an index; for the Technology Fund, modifications in the criteria for companies selected to make up the Fund's holdings due to regulatory limits on the Fund's holdings of securities issued by E*TRADE Group, Inc. ("E*TRADE Group") (which is currently in the index in which the Technology Fund invests); suspension or termination of the operation of an index; and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.

Initial Public Offerings
Although it is not a principal investment strategy, the Russell 2000 Fund may purchase shares issued in initial public offerings ("IPOs") in anticipation of such shares becoming part of the Russell 2000 Index. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter. Because of the nature of IPOs and the fact that such securities may not be part of the Russell 2000 Index at the time of the Russell 2000 Fund's purchase, those investments in IPOs may cause the Russell 2000 Fund to track the Russell 2000 Index less closely and may cause the Russell 2000 Fund's and, accordingly, the Russell 2000 Fund's performance to track the Russell 2000 Index less closely.

Investment Company Securities
Each Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which each Fund invests as permitted under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Each Fund may also purchase shares of exchange-listed closed-end funds and ETFs. See also the earlier discussion under "Exchange Traded Funds" and the discussion of the International Fund under the section titled "Foreign Securities-Investment Companies."

Letters of Credit
Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which each Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must be of investment quality comparable to other permitted investments of a Fund.

Privately Issued Securities
Each Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to each Fund. Privately issued or Rule 144A securities that are determined by ETAM or WAM to be "illiquid" are subject to each Fund's policy of not investing more than 15% of its net assets in illiquid securities. ETAM and WAM, under guidelines approved by the Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase on a case-by-case basis.

Repurchase Agreements
Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A Fund may enter into repurchase agreements wherein the seller of a security to that Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Bank of New York ('BNY"), as custodian, has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by a Fund. Each Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by that Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. ETAM and/or each Fund's sub-adviser monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of ETAM and each Fund's sub-adviser to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM and each Fund's sub-adviser consider on an ongoing basis the creditworthiness of the institutions with which a Fund enters into repurchase agreements.

Securities Lending
Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, a Fund's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of that Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which a Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and a Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

Securities Related Businesses
The 1940 Act limits the ability of each Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities ("financial companies"). If the index in which a Fund invests provides a higher concentration in one or more financial companies, that Fund may experience increased tracking error due to the limitations on investments in such companies.

Short-term Instruments for Temporary Investment Purposes
Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by ETAM or a Fund's sub-adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of ETAM or a Fund's sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by each Fund.

Unrated, Downgraded and Below Investment Grade Investments
Each Fund may purchase instruments that are not rated if, in the opinion of ETAM or a Fund's sub-adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by that Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require a sale of such security by the Fund provided that the amount of such securities held by the Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

Because a Fund, is not required to sell downgraded securities, a Fund could hold up to 5% of their net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or in unrated, low quality (below investment grade) securities. Although such securities may offer higher yields than do higher rated securities, investments in low-rated and unrated, low-quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated, low-quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated or unrated, low-quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated or unrated, low-quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low-rated or unrated low-quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if a Fund held exclusively higher rated or higher quality securities.

Low-rated or unrated, low-quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher-quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated, low-quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, a Fund may incur additional expenses to seek recovery.

U.S. Government Obligations
Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations differ mainly in the length of their maturity. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants
The Technology Fund and S&P 500 Fund may invest up to 5% of their net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Technology Fund and S&P 500 Fund may only purchase warrants on securities in which they may invest directly.

FUNDS' POLICIES

Fundamental Investment Restrictions
The following fundamental investment restrictions for each Fund, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of that Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or a Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below:

1. The International Fund, the S&P 500 Fund and Technology Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in:
(i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that, if either Fund's investment objective is to track the performance of a particular index, that Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance that Fund seeks to track.

The Russell 2000 Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any particular industry or group of closely related industries to approximate the extent that the companies whose stocks comprise the Russell 2000 Index (as applicable), or another index that it is the objective of the Fund to track, before fees and expenses, belong to a particular industry or group of closely related industries.

2. The International Fund, the S&P 500 Fund and the Russell 2000 Fund each shall be a "diversified company" as that term is defined in the 1940 Act.

3. The International Fund, S&P 500 Fund and the Technology Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

The Russell 2000 Fund may not borrow money, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time.

4. The Funds may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

5. The Funds may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

6. The International Fund, the S&P 500 Fund and the Technology Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

The Russell 2000 Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7. Each Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

8. Each Fund may not purchase physical commodities or contracts relating to physical commodities.

Non-Fundamental Operating Restrictions
The following are each Fund's non-fundamental operating restrictions, which may be changed by the Board without shareholder approval.

Unless otherwise indicated, each Fund (as indicated below):

S&P 500 Fund
------------

1. may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

2. may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

3. may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act;

4. may, notwithstanding any other non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the S&P 500 Fund or investment objectives and policies consistent with those of the S&P 500 Fund.

5. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or
(G) of the 1940 Act.

The S&P 500 Fund will provide its shareholders with at least 60 days' notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that the Fund tracks.

International Fund
------------------

1. may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the International Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the International Fund's total assets with respect to any one investment company, and (iii) 10% of the International Fund's total assets in the aggregate. Other investment companies in which the International Fund may invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the International Fund.

2. may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the International Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The International Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year;

4. may, notwithstanding any other non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar fundamental investment objectives and policies as the International Fund or investment objectives and policies consistent with those of the International Fund, except that it may invest a portion of its assets in a money market fund for cash management purposes; and

5. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or
(G) of the 1940 Act.

The International Fund will provide its shareholder with at least 60 days' notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that the Fund tracks.

Russell 2000 Fund and Technology Fund
-------------------------------------

Each Fund:

1. may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

2. may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

3. may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act;

4. may, notwithstanding any other non-fundamental policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies or investment objectives and policies consistent with those of the respective Fund; and

5. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or
(G) of the 1940 Act.

Each Fund will provide its shareholders with at least 60 days' notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that the Fund tracks.

Further Information on Fundamental Investment Restrictions
Section 5(b)(1) of the 1940 Act defines a "diversified company" as one in which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issue.

Section 18(f)(1) of the 1940 Act permits a Fund to borrow money only from (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund and provided further that if a Fund's asset coverage falls below 300%, a Fund will, within three business days thereafter or longer as the SEC may permit, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time when the borrowing is made.

As a matter of operating policy, it is the Funds' understanding that the SEC Staff interprets the term "concentration" to mean that a Fund will not invest 25% or more of its total assets in a particular industry.

TRUSTEES AND OFFICERS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust currently consists of twelve series that have commenced operations and one series that has not commenced operations.

--------------------------------------------------------------------------------
                             Non-Interested Trustees
--------------------------------------------------------------------------------
                          Term of
                       Officer/1/                                     Other
   Name, Address       and Length of    Principal Occupation(s)    Directorships
  Age and Position      Time Served      During the Past Five        /3/ Held
--------------------------------------------------------------------------------
 Held with Trust                                Years
--------------------------------------------------------------------------------
Steven Grenadier       Since           Mr. Grenadier is an        None
4500 Bohannon Drive    February 1999   Associate Professor
Menlo Park, CA 94025                   of Finance at the
Age: 38                                Graduate School of
Trustee                                Business at Stanford
                                       University, where he has
                                       been employed as a
                                       professor since 1992.
--------------------------------------------------------------------------------
Ashley T. Rabun        Since           Ms. Rabun is the Founder   Professionally
4500 Bohannon Drive    February 1999   and Chief Executive        Managed
Menlo Park, CA 94025                   Officer of Investor        Portfolios, a
Age: 50                                Reach (which is a          multi-series
Trustee                                consulting firm            trust of US
                                       specializing in marketing  Bancorp
                                       and distribution
                                       strategies for financial
                                       services companies
                                       formed in October 1996).
--------------------------------------------------------------------------------
George J. Rebhan       Since           Mr. Rebhan retired in      Advisors
4500 Bohannon Drive,   December 1999   December 1993, and prior   Series Trust
Menlo Park, CA 94025                   to that he was President
Age: 68                                of Hotchkis and Wiley
Trustee                                Funds (investment
                                       company) from 1985 to
                                       1993.
--------------------------------------------------------------------------------
                               Interested Trustees
--------------------------------------------------------------------------------
Shelly J. Meyers/2/    Since           Ms. Meyers is the          Meyers Capital
4500 Bohannon Drive    February 1999   Manager, Chief Executive   Management LLC
Menlo Park, CA 94025                   Officer, and founder of
Age: 43                                Meyers Capital
Trustee                                Management, a registered
                                       investment adviser
                                       formed in January 1996.
                                       She has also managed the
                                       Meyers Citizens Value
                                       Fund since 2001 (and its
                                       predecessor since June
                                       1996).
--------------------------------------------------------------------------------
Mitchell               Since           Mr. Caplan is Chief        E*TRADE Group.
H. Caplan/2/           February 2002   Executive Officer of       Inc.
4500 Bohannon Drive                    E*TRADE Group, Inc.
Menlo Park, CA 94025                   Prior to this position,
Age: 46                                Mr. Caplan has served as
Trustee                                President, Chief
                                       Operating Officer, Chief
                                       Financial Products
                                       Officer and Managing
                                       Director of North
                                       America for E*TRADE
                                       Group, Inc. He also is
                                       Chairman of the Board
                                       and Chief Executive
                                       Officer of E*TRADE
                                       Financial Corporation
                                       and E*TRADE Bank and a
                                       President and Director
                                       of
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       ETAM and E*TRADE Global
                                       Asset Management, Inc.
                                       He previously served as
                                       Vice Chairman of the
                                       Board of Directors,
                                       President and Chief
                                       Executive Officer of
                                       Telebanc Financial
                                       Corporation and Telebank
                                       (renamed E*TRADE Bank)
                                       from 1993-2000.
--------------------------------------------------------------------------------
                                    Officers
--------------------------------------------------------------------------------
Liat Rorer             Since           Ms. Rorer is Vice          N/A
Age: 43                May 2001        President of E*TRADE
President                              Asset Management, Inc.
                                       and E*TRADE Advisory
                                       Services. She is also a
                                       Business Leader of
                                       E*TRADE Global Asset
                                       Management, Inc. Prior
                                       to that she was a
                                       Business Leader of
                                       E*TRADE Securities, Inc.
                                       which she joined in
                                       1999. Prior to that Ms.
                                       Rorer worked as a senior
                                       consultant for the
                                       Spectrem Group,
                                       (financial services
                                       consulting firm)
                                       beginning in 1998. From
                                       1996 to 1998, she was a
                                       marketing Vice President
                                       for Charles Schwab's
                                       Retirement Plan
                                       Services.
--------------------------------------------------------------------------------
Elizabeth Gottfried    Since           Ms. Gottfried is Vice      N/A
Age: 43                November 2000   President of E*TRADE
Vice President and                     Asset Management. She is
Treasurer                              also a Business Manager
                                       of E*TRADE Global Asset
                                       Management, Inc. Ms.
                                       Gottfried joined E*TRADE
                                       in September 2000. Prior
                                       to that, she worked at
                                       Wells Fargo Bank from
                                       1984 to 2000 and managed
                                       various areas of Wells
                                       Fargo's mutual fund
                                       group.
--------------------------------------------------------------------------------
Jay Gould              Since           Mr. Gould is Secretary     N/A
Age: 47                August 2000     of E*TRADE Asset
Secretary                              Management. Mr. Gould
                                       also serves as Chief
                                       Counsel and Secretary to
                                       E*TRADE Global Asset
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Management, Inc. and
                                       Secretary to E*TRADE
                                       Advisory Services, Inc.
                                       Mr. Gould serves on the
                                       Rules Committee and the
                                       International Committee
                                       of the Investment
                                       Company Institute, and
                                       serves on the Advisory
                                       Board of the Wall Street
                                       Lawyer. From February to
                                       December 1999, he served
                                       as a Vice President at
                                       Transamerica and prior
                                       to that he worked at
                                       Bank of America (banking
                                       and financial services)
                                       from 1994.
--------------------------------------------------------------------------------
(1) Each Trustee is elected to serve in accordance with the Trust Instrument and By-laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(2)  Ms. Meyers may be considered an "interested" person (as defined by the 1940
     Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc., the parent company of ETAM, investment adviser to each Fund. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE Group, Inc.

(3) Directorships include public companies and any company registered as an investment company.

Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each Board meeting attended, whether in-person or via telephone or video conference; and (ii) $2,000 for each committee meeting attended, whether in-person or via telephone or video conference. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent calendar year ended December 31, 2002.

--------------------------------------------------
                                       Aggregate
                                      Compensation
                                        from the
     Name of Person, Position            Trust
--------------------------------------------------
Steven Grenadier, Trustee             $     51,000
--------------------------------------------------
Shelly J. Meyers, Trustee             $     45,000
--------------------------------------------------
Mitchell H. Caplan, Trustee                   None
--------------------------------------------------
Ashley T. Rabun, Trustee              $     51,000
--------------------------------------------------
George J. Rebhan, Trustee             $     51,000
--------------------------------------------------

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Funds' expenses.

Committees
The Trust has an Audit Committee, a Compensation and Nominating Committee and a Compliance Oversight Committee. The members of each Committee are the Trustees who are not "interested persons" (as defined in the 1940 Act) ("Non-Interested Trustees")

The Audit Committee is responsible for, among other things: reviewing annually and approving in advance the selection, retention or termination of the auditors and the terms of such engagement; evaluating the independence of the auditors, including with respect to approving in advance the provision of any "permissible non-audit services" to the Trust, ETAM, or to any entity controlling, controlled by, or under common control with ETAM that provides certain services to the Trust; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors independence; reviewing, in consultation with the independent auditors and the Trust's officers' disclosure committee, the Trust's annual and semi-annual financial statements; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2002, the Audit Committee held two meetings.

The Compensation and Nominating Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Non-Interested Trustees of the Board; reviewing the composition of the Board and Board Committees and the compensation arrangements for each of the Trustees. The Committee is not required to consider nominees recommended by Fund shareholders. During the fiscal year ended December 31, 2002, the Compensation and Nominating Committee did not hold any meetings.

The Compliance Oversight Committee is responsible for, among other things, overseeing the Board's corporate governance policies and procedures; coordinating periodic evaluations of the Board's performance and recommend improvements; considering the Board's adherence to industry "best practices;" meeting with Trust management to review the Trust's compliance to appropriate regulatory guidelines and requirements, meeting with Trust management to review and consider the Trust's disclosure controls and procedures and regulatory disclosure obligations; and making recommendations regarding compliance activities applicable to the Trust. The Compliance Oversight Committee was formed in November 2002 and did not hold any meetings during the fiscal year ended December 31, 2002.

The Trust also has a Pricing Committee that consists of the officers of the Trust and Mitchell Caplan. This Committee determines the value of any of the Funds' securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During the fiscal year ended December 31, 2002, the Pricing Committee held one meeting.

The chart below identifies a range of each Trustee's ownership of shares of the Funds and the range of aggregate holdings of shares in all twelve series of the Trust that have commenced operations as of December 31, 2002. The ranges are identified as follows: None; $1.00 - $10,000; $10,001 - $50,000; $50,001-$100,000; or over $100,000.

---------------------------------------------------------------------
                                              Aggregate Dollar Range
                                              of Equity Securities in
                    Dollar Range of Equity     All Twelve Series of
Name of Trustee     Securities in the Funds        the Trust
---------------------------------------------------------------------
                     Non-Interested Trustees
---------------------------------------------------------------------
Steven Grenadier              None                  $1 - 10,000
---------------------------------------------------------------------
Ashley T. Rabun           S&P 500 Fund           $10,001 - $50,000
                          $1 - $10,000
                         Technology Fund
                          $1 - $10,000
---------------------------------------------------------------------
George J. Rebhan        Russell 2000 Fund        $10,001 - $50,000
                          $1 - $10,000
                         Technology Fund
                            $1-10,000
---------------------------------------------------------------------
                       Interested Trustees
---------------------------------------------------------------------
Shelly J. Meyers             None                     None
---------------------------------------------------------------------
Mitchell H. Caplan           None                     None
---------------------------------------------------------------------

As of December 31, 2002, the Non-Interested Trustees did not own any securities issued by ETAM, E*TRADE Securities or any company controlling, controlled by or under common control with ETAM or E*TRADE Securities.

Code of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, each Fund has adopted a code of ethics. The Funds' investment adviser and/or sub-adviser and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by a Fund, subject to certain reporting requirements and restrictions.

Control Persons and Principal Holders of Securities
As of August 20, 2003, there were no shareholders known by the Trust to own 5% or more of the outstanding shares of a Fund.

As of August 20, 2003, the Trustees and officers of the Trust as a group owned less than 1% of each Fund's equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser
Under the Second Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement") with each Fund, ETAM, a registered investment adviser, provides investment advisory services to each Fund. ETAM is a wholly owned subsidiary of E*TRADE Group, Inc. and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. As of June 30, 2003, ETAM provided investment advisory services for approximately $25 billion in assets.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of each Fund, ETAM provides the Funds with ongoing investment guidance, policy direction and monitoring of the Funds' sub-adviser pursuant to an investment advisory agreement. ETAM may in the future manage cash and money market instruments for cash flow purposes.

The Investment Advisory Agreement will continue in effect for more than two years, provided that the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days' written notice any such party and will terminate automatically if assigned.

In connection with (i) the conversion of the International Fund, Russell 2000 Fund and the S&P 500 Fund from feeder funds to stand-alone, sub-advised funds that would be directly managed by ETAM and sub-advised by World Asset Management ("WAM") and (ii) the replacement of Barclay's Global Fund Advisors ("BGFA") with WAM as the new sub-adviser for the Technology Fund, the Board, at its meeting held on July 14, 2003 ("July Meeting"), approved, subject to shareholder approval, a Second Amended and Restated Investment Advisory Agreement between ETAM and the Trust on behalf of the International Fund, Russell Fund and the S&P 500 Fund ("Investment Advisory Agreement") and a new investment sub-advisory agreement ("Sub-Advisory Agreement") among the Trust, on behalf of the International Fund, Russell Fund, S&P 500 Fund, and Technology Fund, ETAM and Munder Capital Management ("MCM"), on behalf of WAM. The new Investment Advisory Agreement was approved to (i) reflect the new advisory arrangements and increase in ETAM's obligations as a result of the conversion of the International Fund, Russell 2000 Fund and the S&P 500 Fund from feeder funds to actively managed stand-alone funds and (ii) increase the advisory fee paid by the International Fund and the Russell 2000 Fund to ETAM.

Following the Board's consideration and evaluation of information provided by ETAM, the Board approved and recommended that shareholders approve the Advisory Agreement on behalf of the International Fund, Russell Fund and S&P 500 Fund and the Sub-Advisory Agreement for each Fund. The Investment Advisory Agreement and the Sub-Advisory Agreement were approved by shareholders at a meeting held on November 7, 2003. In considering and approving the Advisory Agreement and Sub-Advisory Agreement, the Board considered all factors that it deemed relevant, including, among others:

.. the investment advisory fees and other expenses that would be paid by each Fund as compared to those of similar funds managed by other investment advisers;

.. the investment sub-advisory fees that would be paid by ETAM to WAM under the Proposed Sub-Advisory Agreement, as compared to those of similar funds managed by other investment sub-advisers;

.. the commitment of personnel and resources that would be provided by ETAM, and expected to be provided by WAM, to support the investment advisory and portfolio services provided to each Fund;

.. the willingness of ETAM to agree to continue to maintain operating expenses at the same levels as in the previous year and to agree to contractually limit those operating expenses for each Fund to until at least August 31, 2004;

.. the willingness of ETAM, despite the increase in advisory fees that would be paid by the International Fund and Russell Fund to ETAM and the increase in administrative services fees that would be paid to ETAM by the International Fund, Russell Fund and S&P Fund, to agree to continue to limit total operating expenses for each Fund to 0.65% of the International Fund's, 0.65% of the Russell 2000 Fund's and 0.40% of the S&P 500 Funds' average daily net assets, respectively, until at least August 31, 2004;

.. the quality and historical performance of ETAM's investment personnel in providing investment advisory services to the Technology Fund, a similar structured fund as the new stand-alone, sub-advised structure for the International Fund, Russell Fund and the S&P 500 Fund;

.. the nature and quality and extent of the investment advisory services that have been provided by ETAM to each Fund, and the other series of the Trust;

.. ETAM's compliance and monitoring system for assuring that each Fund is in compliance with federal securities laws, the Internal Revenue Code and other applicable laws, as well as with each Fund's investment objectives, policies and restrictions;

..  costs of the services provided by ETAM;

.. current and projected profitability and related other benefits to ETAM in providing investment advisory services to each Fund,

.. the historical investment performance and experience WAM's investment personnel in providing portfolio management services to index funds;

.. the nature and quality of the investment sub-advisory services that are expected to be provided by WAM to each Fund under the Sub-Advisory Agreement;

.. any related benefits to WAM in providing investment sub-advisory services to each Fund under the Sub-Advisory Agreement; and

.. the need to provide ETAM and WAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's and WAM's allocation of personnel and resources to each Fund.

As a result of this review, the Board, including the Independent Trustees, determined that the advisory fee under the Advisory Agreement for International Fund, Russell Fund and the S&P Fund, including the increase in the advisory fee for the International Fund and the Russell 2000 Fund, and each Fund's sub-advisory fee to be paid by ETAM to WAM in the Sub-Advisory Agreement were fair and reasonable to each Fund and to its shareholders. The Board concluded that over the long-term, the Investment Advisory Agreement and Sub-Advisory Agreement would: (i) enable ETAM and WAM to provide high-quality investment advisory and portfolio services to each Fund at a reasonable and competitive fee rate and (ii) allow ETAM and WAM to provide investment advisory and portfolio services to each Fund at a level consistent with the increased demands of the current mutual fund marketplace.

For ETAM's advisory services, each Fund pays ETAM an investment advisory fee equal to the following as a percentage of that Fund's average daily net assets:

                                        Annual Investment
      Fund                                Advisory Fee
------------------                     ------------------
International Fund                                   0.25%
Russell 2000 Fund                                    0.15%
S&P 500 Fund                                         0.07%
Technology Fund                                      0.25%

----------

For the fiscal years listed below, each Fund paid ETAM the following amounts for its investment advisory services to that Fund:

                            Total Investment Advisory Fees*
                            -------------------------------
                                    Paid  to ETAM
                                    -------------

      Fund                      2000           2001           2002
----------------------      ------------   ------------   ------------
International Fund          $      1,609   $      1,469   $      1,430
Russell 2000 Fund/(1)/               N/A   $      1,716   $      2,502
S&P 500 Fund                $     11,356   $     14,028   $     17,070
Technology Fund             $    195,504   $    119,052   $    114,120

----------

* Prior to November 10, 2003, under the former master-feeder structure, the investment advisory fees paid by each Fund to ETAM were 0.02% of the average daily net assets of the International Fund, Russell 2000 Fund and S&P 500 Fund, respectively.

/(1)/ The Russell 2000 Fund did not commence operations until December 29, 2000 and, consequently, did not incur any investment advisory fees for the fiscal year 2000.

Prior to November 10, 2003, the International Fund, Russell Fund and the S&P 500 Fund each were part of a master-feeder structure. As part of the master-feeder structure, each Fund, as a shareholder of its respective Master Portfolio, indirectly paid its Master Portfolio's investment adviser, Barclays Global Financial Advisors ("BGFA") (a direct subsidiary of Barclays Global Investors, N.A., which, in turn, is an indirect subsidiary of Barclays Bank PLC), an investment advisory fee at an annual rate equal to 0.15%, 0.08% and 0.05% of the International Fund's, Russell Fund's and S&P 500 Fund's average daily net assets, respectively.

For the fiscal years listed below, the International Fund, Russell 2000 Fund and S&P 500 Fund each indirectly paid BGFA the following amounts for its investment advisory services to the Fund's corresponding Master Portfolio.

             Total Investment Advisory Fees Indirectly Paid to BGFA
             ------------------------------------------------------
        Fund                    2000           2001           2002
----------------------      ------------   ------------   ------------

International Fund          $     12,812   $     11,028   $     17,975
Russell 2000 Fund/(1)/               N/A   $      6,885   $     12,575
S&P 500 Fund                $     28,558   $     35,060   $     42,755

----------

/(1)/ The Russell 2000 Fund did not commence operations until December 29, 2000 and, consequently, did not incur any investment advisory fees for the fiscal years 1999 and 2000.

Sub-Adviser

ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Funds' assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, MI 48009. MCM is a general partnership minority-owned by Munder Capital employees and majority-owned by Comerica Bank. As of June 30, 2003, WAM provided investment advisory services for over $13.4 billion of assets.

ETAM will pay WAM a fee out of its investment advisory fee at an annual rate equal to 0.03% of the S&P Index Fund, 0.07% of the Russell Index Fund, 0.12% of the Technology Fund and 0.15% of the International Fund, of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board. WAM began as the investment sub-adviser to the Technology Fund on September 15, 2003 and to the International Fund, Russell 2000 Fund and the S&P 500 Fund on November 11, 2003. Therefore neither the Funds nor ETAM paid WAM any sub-advisory fees prior to those dates.

BGFA served as the sub-adviser to the Technology Fund until September 15, 2003. Under the Technology Fund's previous sub-advisory agreement with ETAM and BGFA, BGFA received a fee from ETAM equal to 0.20% of the Fund's average daily net assets. For the fiscal years ended December 31, 2000, 2001 and 2002, BGFA received $156,726, $44,330, and $90,644, respectively, from ETAM in sub-advisory fees on behalf of the Technology Fund.

The Sub-Advisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of each Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreement may be terminated on 60 days' written notice any such party and will terminate automatically if assigned.

Asset allocation, index and modeling strategies are employed by WAM for other investment companies and accounts advised or sub-advised by WAM. If these strategies indicate particular securities should be purchased or sold at the same time by a Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to the Fund by WAM. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

ETAM and each Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by any Fund's shareholders, to (a) select new or additional investment sub-advisers for each Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or any Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of each Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.

Administrator of the Funds
ETAM also serves as each Fund's administrator. ETAM provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to a Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing a Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of each Fund.

Each Fund pays ETAM an administrative services fee equal to the following as a percentage of that Fund's average daily net assets:

                                Annual Administrative
                                ---------------------
     Fund                     Services Fee Paid to ETAM
------------------            -------------------------
International Fund                                 0.15%
Russell 2000 Fund                                  0.15%
S&P 500 Fund                                       0.15%
Technology Fund                                    0.15%

----------

Prior to September 10, 2001, the Funds operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Funds, other than advisory fees, administrative services fees and any expenses of each E*TRADE Portfolios. For the fiscal years listed below, each Fund paid ETAM the following amounts under the prior administrative services agreement for its administrative services to that Fund:

                               Total Administrative Services Fees*
                               -----------------------------------
       Fund                     2000           2001           2002
--------------------        ------------   ------------   ------------
International Fund          $     23,837   $     16,744   $      7,148
Russell 2000 Fund/1/                 N/A   $     36,998   $     12,511
S&P 500 Fund                $    142,469   $    140,620   $     85,351
Technology Fund             $    469,208   $    224,936   $     68,472

----------
* Prior to November 10, 2003, under the former master-feeder structure, the administrative services fees were 0.10% of the average daily net assets of the International Fund, Russell 2000 Fund and S&P 500 Fund, respectively.

/1/ The Russell 2000 Fund did not commence operations until December 29, 2000 and, consequently, did not incur any administrative services fees for the fiscal year 2000.

Shareholder Servicing Agreement
ETAM also acts as shareholder servicing agent for each Fund. As shareholder servicing agent, ETAM may provide the following services to shareholders or investors investing in shares of a Fund: support of telephone services in connection with a Fund; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Funds and answering questions concerning the Trust and the Funds (including questions regarding shareholders' interests in a Fund); acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulation.

Pursuant to this agreement, ETAM will receive a shareholder servicing fee equal to 0.25% of the average daily net assets of each Fund. In addition, ETAM will be allowed to use the service fees it receives under this Shareholder Services Agreement to compensate its affiliates, including the E*TRADE Securities, the Trust's distributor, for shareholder services provided by such affiliate to the Fund. The Shareholder Servicing Agreement became effective on September 10, 2001, and therefore, the Funds did not incur any shareholder servicing fees in prior years. The amount of fees paid by the Funds to ETAM for its shareholder servicing fees for the years ended December 31, 2001 and 2002, respectively, is listed below.

Fund                        Shareholder Services Fees Paid to ETAM
------------------          --------------------------------------
                                   2001*               2002
                               ------------       ------------
International Fund             $      5,312       $     17,870
Russell 2000 Fund              $      4,952       $     31,277
S&P 500 Fund                   $     57,890       $    213,377
Technology Fund                $     33,771       $    114,120

----------

*   For the period September 10, 2001 to December 31, 2001.

Expense Limitation Agreement
In the interest of limiting expenses of each Fund, ETAM has entered into an expense limitation agreement with each Fund listed below ("Expense Limitation Agreement") through at least August 31, 2004. The Expense Limitation Agreement may continue from year to year thereafter. Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees or assume other expenses so that the total operating expenses of a Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of a Fund's business) are limited to following as a percentage of that Fund's average daily net assets:

Fund                                  Expense Limitation
------------------                    ------------------
International Fund                                  0.65%
Russell 2000 Fund                                   0.65%
S&P 500 Fund                                        0.40%
Technology Fund                                     0.85%

A Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund have reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to a Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that a Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to a Fund. The Funds' Expense Limitation Agreement became effective beginning on September 10, 2001. The tables below show the fees paid by the Funds to ETAM for the years ended December 31, 2001 and 2002, respectively. The first column shows the advisory fees paid without the fee waiver, the second column shows the administrative fees paid to ETAM without the fee waiver or assumption, the third column shows the shareholder servicing fees paid to ETAM without the fee waiver or assumption. The fourth column shows the total amount of fees actually paid to ETAM after the fee waivers or assumptions and the fifth column shows the total amount of fees waived by ETAM and other expenses of the Funds assumed by ETAM pursuant to the Expense Limitation Agreement.

                            FISCAL YEAR ENDED DECEMBER 31, 2001
                            -----------------------------------

                                                                       Combined     Total Amount of
                                    Administrative     Shareholder   Fees Paid to   Fees Waived and
                                       Services         Servicing      ETAM After    Other Expenses
Fund                 Advisory Fee        Fee*            Fee**        Fee Waiver    Assumed by ETAM
------------------   ------------   ---------------   ------------   ------------   ---------------
International Fund   $      1,469   $        16,744   $      5,312   $    (53,882)  $        77,407
Russell 2000 Fund    $      1,716   $        36,998   $      4,952   $    (31,891)  $        75,557
S&P 500 Fund         $     14,028   $       140,620   $     57,890   $     77,650   $       134,887
Technology Fund      $    119,052   $       224,936   $     33,711   $    220,308   $       157,391

<F1>
* Prior to September 10, 2001, the Funds operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Funds, other than advisory fees and administrative services fees.
<F2>
** The Shareholder Servicing Agreement became effective on September 10, 2001, and, therefore, the Funds did not incur any shareholder servicing fees prior to that date.

                       FISCAL YEAR ENDED DECEMBER 31, 2002
                       -----------------------------------

                                                                       Combined     Total Amount of
                                    Administrative     Shareholder   Fees Paid to   Fees Waived and
                                       Services        Servicing      ETAM After    Other Expenses
Fund                 Advisory Fee        Fee*            Fee**        Fee Waiver    Assumed by ETAM
------------------   ------------   ---------------   ------------   ------------   ---------------
International Fund   $      1,430   $         7,148   $     17,870   $   (112,056)  $       138,504
Russell 2000 Fund    $      2,502   $        12,511   $     31,277   $   (106,039)  $       152,329
S&P 500 Fund         $     17,070   $        85,351   $    213,377   $   (178,827)  $       494,625
Technology Fund      $    114,120   $        68,472   $    114,120   $   (170,683)  $       467,395

Principal Underwriter
E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, California 94025, is the Funds' principal underwriter. E*TRADE Securities is a wholly owned subsidiary of E*TRADE Group, Inc.

Custodian, Fund Accounting Services Agent and Sub-Administrator
The Bank of New York ("BNY"), One Wall Street, New York, NY, 10286, serves as custodian of the assets of the Fund. BNY has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. The custodian has no responsibility for any of the investment policies or decisions of the Fund.

BNY also acts as the Fund's Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to ensure compliance with the Trust's Trust Instrument and By-laws, investment policies of each Fund, and 1940 Act and rules thereunder; (2) calculates the Funds' yield and total return;
(3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Fund's prospectuses, SAIs, annual and semi-annual reports; (5) provides legal administrative services to each Fund, including the preparation of regulatory filings made by each Fund; and (6) prepares tax returns for each Fund. For its services in these capacities, BNY is compensated directly by each Fund.

Transfer Agent and Dividend Disbursing Agent
PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as transfer agent and dividend-disbursing agent for each Fund.

Independent Accountants
Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, California 90071-3462, acts as independent accountants for each Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of each Fund.

Legal Counsel
Dechert LLP, 1775 I Street N.W., Washington, DC 20006-2401, acts as legal counsel for each Fund and the Trust's Non-Interested Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

Each Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Sub-Advisory Agreement and subject to policies as may be established by the Board, WAM is responsible for each Fund's investment portfolio decisions and the placing of portfolio transactions.

Each Fund is charged brokerage commissions, transfer taxes and similar fees relating to securities transactions. WAM seeks to obtain the best net price and execution on all orders placed for a Fund, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated.

WAM may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to WAM. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, WAM may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of a Fund's shares.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act, and subject to policies as may be established by the Board of Trustees, ETAM or WAM may cause the Trust to pay a broker-dealer that provides brokerage and research services to WAM an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

WAM does not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by WAM for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce WAM's expenses in managing the investment portfolios of the Funds.

Brokerage Commissions
Prior to November 10, 2003, the brokerage commissions for the International Fund, Russell 2000 Fund and S&P 500 Fund were paid at each Fund's corresponding Master Portfolio level. For the following fiscal years ended December 31, the Technology Fund paid brokerage commissions in the following amounts:

                Brokerage Commissions Paid
                --------------------------

Fund                  2000         2001        2002
---------------     --------     --------     -------
Technology Fund     $ 16,236     $ 22,525     $ 6,758

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Trust is an open-end investment company organized as a Delaware statutory trust on November 4, 1998. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of any Fund, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statute or other authority limiting statutory trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

Like any venture, there can be no assurance that a Fund as an enterprise will be successful or will continue to operate indefinitely. If a Fund cannot be operated in an economically viable manner, the Fund, without seeking approval of shareholders of the Fund, may cease operations, which could you require you to transfer your investment at an inopportune time.

The Funds commenced operations on the following dates:

Fund                          Date of Commencement of Operations
------------------            ----------------------------------

International Fund                     October 22, 1999
Russell 2000 Fund                      December 29, 2000
S&P 500 Fund                           February 17, 1999
Technology Fund                        August 13, 1999

SHAREHOLDER INFORMATION

Shares are sold through E*TRADE Securities.

Pricing of Fund Shares and Fund Assets
The NAV of each Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is normally open for trading Monday through Friday, except on national holidays observed by the NYSE, but may close in the event of an emergency. Assets in which the Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE.

Investments of each Fund are valued at the last reported sale price on the securities or commodities exchange on which such securities primarily are traded. If there is no sale that day, then the value will be based on the most recent bid prices. Securities that are traded primarily on the national securities market are priced using the NASDAQ Official Closing Price ("NOCP"), but if the NOCP is not available, such securities are valued at the most recent bid prices. Securities that are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. When a significant event occurs subsequent to the time a value is established as described above that is likely to change such value or when market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board. Redeemable securities purchased by the Funds that are issued by a registered open-end investment company are valued at their net asset value per share.

Redemption In-Kind
The S&P 500 Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the S&P 500 Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

Telephone and Internet Redemption Privileges
Each Fund employ reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. A Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

Retirement Plans
You can find information about the retirement plans offered by E*TRADE Securities by accessing our Website. You may fill out an IRA application online or request our IRA application kit by mail.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of each Fund's shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Funds
Each Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a RIC, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by that Fund in computing its taxable income. In addition, each Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If any Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if any Fund failed to qualify as a RIC for a period greater than one taxable year, that Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least

98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions
Distributions of investment company taxable income (including net short-term capital gains) are taxable to each U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by that Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by any Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Foreign Taxes
Each Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a RIC and if more than 50% of the value of each Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, each Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days.

In any year in which it elects to "pass through" foreign taxes to shareholders, a Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distribution by the Fund will be treated as United States sourced income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Dispositions
Upon a redemption, sale or exchange of shares of each Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Equalization
Each Fund may use the so-called "tax equalization method" to allocate a portion of earnings and profits to redemption proceeds. This method is intended to permit each Fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations changed. Although using this method will not affect any Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

Backup Withholding
Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (28% for 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation
Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

Market Discount
If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which that Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of that Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount
Certain debt securities acquired by each Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts
Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund and losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that each Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to that Fund. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the Fund as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales
Under certain circumstances, each Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transactions that closed before the end of the 30/th/ day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Section 988 Gains or Losses
Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss.

These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund much distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on distributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Passive Foreign Investment Companies
Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If each Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years of that Fund and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

UNDERWRITER

Distribution of Securities
Under a Distribution Agreement with each Fund ("Distribution Agreement"), E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, California 94025, acts as underwriter for the continuous offering of each Fund's shares. Each Fund pays no compensation to E*TRADE Securities for its distribution services. The Distribution Agreement provides that E*TRADE Securities will use its best efforts to distribute each Fund's shares.

Each Fund is a no-load fund; therefore, investors pay no sales charges when buying, exchanging or selling shares of a Fund. The Distribution Agreement further provides that E*TRADE Securities will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of Fund's shares. E*TRADE Securities is a wholly owned subsidiary of E*TRADE Group, Inc.

PERFORMANCE INFORMATION

Each Fund may advertise a variety of types of performance information as more fully described below. A Fund's performance is historical and past performance does not guarantee the future performance of that Fund. From time to time, ETAM may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of a Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.

Average Annual Total Return
A Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is calculated as follows:

P(1 + T)(To the power of n) = ERV

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
/n/ = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.

Total Return
The Fund also may calculate total return, which is not subject to a standardized formula, provided the calculation includes all elements of return. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value of a Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative Total Return
Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

After-Tax Returns
Each of the Funds may, from time to time, include "total return (after taxes on distributions)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                             P(1 + T)/n/ = ATV//D//

           Where:

     P=         a hypothetical initial payment of $1,000,
     T=         average annual total return (after taxes on distributions),
     n=         number of years
     ATV//D//=  ending value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions but not after taxes on redemptions

Each of the Funds may, from time to time, include "total return (after taxes on distributions and redemption)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions and redemption) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)/n/ = ATV//DR//

           Where:

     P=         a hypothetical initial payment of $1,000,
     T=         average annual total return (after taxes on distributions and redemption),
     n=         number of years
     ATV//DR//= ending value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions and redemption

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.

The average annual total returns as defined above for the Funds for the one year period ended December 31, 2002 (as applicable), and since the commencement of operations of each Fund to December 31, 2002, are as follows:

-------------------------------------------------------------------------------
                                                              One       Since
                                                              Year    Inception
-------------------------------------------------------------------------------
E*TRADE International Index Fund (Inception Date -
October 22, 1999)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Return Before Taxes                                          -16.77%     -12.73%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                          -17.32%     -13.17%
-------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
Shares                                                       -10.27%     -10.02%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
E*TRADE Russell 2000 Index Fund (Inception Date -
December 29, 2000)
-------------------------------------------------------------------------------
Return Before Taxes                                          -20.87%     -10.20%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                          -21.17%     -10.87%
-------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
Shares                                                       -12.77%      -8.34%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
E*TRADE S&P 500 Index Fund (Inception Date -
February 17, 1999)
-------------------------------------------------------------------------------
Return Before Taxes                                          -22.29%      -7.56%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                          -22.67%      -8.06%
-------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
Shares                                                       -13.67%      -6.08%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
E*TRADE Technology Index Fund (Inception Date -
August 13, 1999)
-------------------------------------------------------------------------------
Return Before Taxes                                          -40.90%     -24.62%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                          -40.90%     -25.60%
-------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
Shares                                                       -25.11%     -18.05%
-------------------------------------------------------------------------------

*After tax returns shown in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.

Distribution Rate
The distribution rate for a Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by a Fund over a twelve-month period by a Fund's net asset value on the last day of the period. The distribution rate differs from a Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, a Fund's distribution rate may be substantially different than its yield. Both a Fund's yield and distribution rate will fluctuate.

Yield
The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a - b + 1)(To the power of 6) - 1],
           -----
            cd

           where:

a = dividends and interest earned during the period;
b = expenses accrued for the period (net of reimbursements);
c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

Performance Comparisons:

Certificates of Deposit
Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

Money Market Funds
Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

Lipper, Inc. and Other Independent Ranking Organizations
From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, Inc.("Lipper") a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category.

Morningstar, Inc
A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

Independent Sources
Evaluations of fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund, especially those with similar objectives. Sources for fund performance and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

Indices
A Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

Historical data on an index may be used to promote a Fund. The historical index data presented from time to time is not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as a Fund, during the periods shown.

Measures of Volatility and Relative Performance
Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  S(xi - xm)2
                                                   ----------
                                                      n-1

Where:     S = "the sum of",

     xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a Fund compared to the expected return of a Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by a Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on a Fund may be used in advertisements and sales materials. Such factors that may impact a Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

LICENSES

Standard & Poor's
The S&P 500 Fund relies on a license related to the S&P 500 Index. In the absence of the license, the S&P 500 Fund and the Fund may not be able to pursue their investment objectives. Although not currently anticipated, the license can be terminated.

The S&P 500 Fund and the Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either the S&P 500 Fund, the Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to ETAM, the S&P 500 Fund or the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to ETAM, S&P 500 Fund or the Fund. S&P has no obligation to take the needs of ETAM, S&P 500 Fund or the shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Fund or the timing of the issuance or sale of shares of the S&P 500 Fund or in the determination or calculation of the equation by which the S&P 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Fund or the shareholders, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P

500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MSCI EAFE Free Index
In the absence of permission to use the EAFE Free Index, the International Fund may not be able to pursue its investment objective.

The International Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the International Fund or any member of the public regarding the advisability of investing in securities generally or in the International Fund particularly or the ability of the EAFE Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Free Index which is determined, composed and calculated by MSCI without regard to the International Fund or ETAM. MSCI has no obligation to take the needs of the International Fund, ETAM or the shareholders into consideration in determining, composing or calculating the EAFE Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Fund to be issued or in the determination or calculation of the equation by which the International Fund's shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to shareholders in connection with the administration, marketing or trading of the International Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the EAFE Free Index from sources, which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the EAFE Free Index or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by ETAM, International Fund, the shareholders or any other person or entity from the use of the EAFE Free Index or any data included therein. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Free Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Frank Russell Company
"Frank Russell Company" and "Russell 2000 Index" are service marks of Frank Russell Company. Frank Russell Company has no relationship to the Russell 2000 Fund, other than the licensing of the Russell 2000 Index and its service marks for use in connection with the Russell 2000 Fund.Goldman, Sachs & Co
The Technology Fund relies on a license related to the GSTI Composite Index. In the absence of the license, the Technology Fund may not be able to pursue its investment objective. Although not currently anticipated, the license can be terminated.

The Technology Fund is not sponsored, endorsed sold or promoted by Goldman, Sachs & Co. or any of its affiliates. Neither Goldman, Sachs & Co. nor any of its affiliates makes any representation or warranty, express or implied, to the owners of the Technology Fund or any member of the public regarding the advisability of investing in securities generally or in the Technology Fund particularly or the ability of the GSTI Composite Index to track the technology stock market performance. Goldman, Sachs & Co.'s only relationship to ETAM or the Technology Fund is the licensing of certain trademarks and trade names of Goldman, Sachs & Co. and of the GSTI Composite Index which is determined, composed and calculated by Goldman, Sachs & Co. without regard to ETAM or the Technology Fund. Goldman, Sachs & Co. has no obligation to take the needs of ETAM, the Technology Fund or the shareholders into consideration in determining, composing or calculating the GSTI Composite Index. Goldman, Sachs & Co. is not responsible for and has not participated in the determination of the prices and amount of the Technology Fund or the timing of the issuance or sale of shares of the Technology Fund or in the determination or calculation of the redemption price per share. Goldman, Sachs & Co. has no obligation or liability in connection with the administration, marketing or trading of the Technology Fund.

Goldman, Sachs & Co. does not guarantee the accuracy and/or the completeness of the GSTI Composite Index or any data included therein and Goldman, Sachs & Co. hereby expressly disclaims any and all liability for any errors, omissions, or interruptions therein. Goldman, Sachs & Co. makes no warranty, express or implied, as to results to be obtained by the Technology Fund, the shareholders, or any other person or entity from the use of the GSTI Composite Index or any data included therein. Goldman, Sachs & Co. makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the GSTI Composite Index or any data included therein. Without limiting any of the foregoing, in no event shall Goldman, Sachs & Co. have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in each Fund's annual report to shareholders for the fiscal year ended December 31, 2002, filed electronically with the SEC, are incorporated by reference and made a part of this SAI.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc. ("Fitch"):

S&P

Bond Ratings

"AAA"

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB, B, CCC, CC or C"

     Bonds rated "BB, B, CCC, CC or C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

"C1"

     Bonds rated "C1" is reserved for income bonds on which no interest is being paid.

"D"

     Bonds rated "D" are in default and payment of interest and/or payment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings

"Aaa"

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"

     Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

"C"

     Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

"P-1"

     The rating "P-1" or Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2"

     Issuers (or relating supporting institutions) rated "P-2" or Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

     Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

     Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

     Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

     Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                  E*TRADE FUNDS

                            E*TRADE MONEY MARKET FUND
                                  PREMIER CLASS

                        PROSPECTUS DATED November 7, 2003

This Prospectus concisely sets forth information about the E*TRADE Money Market Fund ("Fund") that an investor needs to know before investing. This Prospectus only offers shares of the Premier Class of the Fund ("Premier Class"). Please read this Prospectus carefully before investing, and keep it for future reference. The Premier Class is one of three classes of shares of the Fund. Shares of the other classes, the Sweep Class ("Sweep Class") and the Institutional Class ("Institutional Class"), are offered through another prospectus and are sold only to investors who have elected to invest in either class. The Fund is one of twelve separate series of E*TRADE Funds.

Investment Objective and Principal Investment Strategies
The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments.

Eligible Investors
This Premier Class is designed specifically for on-line investors. In order to be a shareholder in the Premier Class of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Premier Class of the Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees. The minimum initial investment in the Premier Class is $25,000 for regular accounts and $15,000 for IRA accounts.

About E*TRADE
E*TRADE Group, Inc. ("E*TRADE Financial") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE Financial, through its group companies, is a leader in providing secure on-line investing services. E*TRADE Financial's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE Financial offers electronic access to your account virtually anywhere, at any time.

An investment in the Fund is not a deposit of E*TRADE Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
RISK/RETURN SUMMARY........................................................    4

PERFORMANCE................................................................    4

FEES AND EXPENSES..........................................................    5

MULTIPLE CLASSES...........................................................    6

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES...................    6

PRINCIPAL RISKS............................................................    8

FUND MANAGEMENT............................................................    9

PRICING OF FUND SHARES.....................................................   10

HOW TO BUY, SELL AND EXCHANGE SHARES.......................................   11

DIVIDENDS AND OTHER DISTRIBUTIONS..........................................   14

TAX CONSEQUENCES...........................................................   14

FINANCIAL HIGHLIGHTS.......................................................   15

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus. More information is provided in the sections titled "Investment Objective and Principal Strategies" and "Principal Risks".

Investment Objective/Goal

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations (such as corporate debt), obligations of U.S. banks, asset-backed securities, commercial paper (including asset-backed commercial paper), certain floating and variable-rate securities, municipal obligations, and repurchase agreements. The Fund will invest solely in securities denominated U.S. dollars.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers. The Fund seeks to maintain a portfolio of investments that will permit shareholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

  . Credit Quality -- If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance and it could lose money.

  . Interest Rates -- The Fund's yield tends to reflect current interest rates and will change over time.

  . Not A Bank Deposit -- An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Because the Premier Class of the Fund has not commenced operations as of the date of this Prospectus, information on the Premier Class' performance is not included in this section. The performance of the Fund's Sweep Class or Institutional Class also is not shown because as of the date of this Prospectus, the Sweep Class has not completed a full year of operations and the Institutional Class has not commenced operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                   None
Maximum Deferred Sales Charge (Load)                               None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends
and other Distributions                                            None
Redemption Fee                                                     None

Annual Fund Operating  Expenses (after waiver or
reimbursement)  (expenses that are deducted from Fund assets)
Management Fees                                                    0.12%
Distribution (12b-1) Fees                                          None
Other Expenses                                                     0.67%
                                                                  -----
Total Annual Fund Operating Expenses                               0.79%
Fee Waiver and/or Expense Reimbursement *                         (0.34)%
                                                                  -----
Net Expenses                                                       0.45%

*The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least August 31, 2004. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.45%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Premier Class with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Premier Class for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Premier Class's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs/1/ would be:

1 year         3 years        5 years        10 years
$   46         $   214        $   396        $    924

/1/ The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis until at least August 31, 2004. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

MULTIPLE CLASSES

In addition to the Premier Class, the Fund offers shares of a Sweep Class and Institutional Class through another prospectus. Although investors' money will be invested in the same way no matter which class of shares they buy, there are differences among the fees, expenses and services associated with the three classes.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.

The Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit, U.S. Treasury bills, high-quality debt obligations (such as corporate debt), certain obligations of U.S. banks (including, but not limited to, negotiable certificates of deposits, banker's acceptances and fixed time deposits), asset-backed securities, commercial paper (including asset-backed commercial paper), certain floating and variable-rate securities, municipal obligations, and certain repurchase agreements (including, but not limited to, government securities and mortgage-related securities). The Fund will invest solely in securities denominated in U.S. dollars.

The Fund emphasizes safety of principal and high credit quality. The Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose remaining maturity is longer than 397 days (13 months). Any security that the Fund purchases must present minimal credit risks and be of "high-quality," meaning that it must be rated in the top two rating categories by the requisite nationally recognized statistical securities ratings organization ("NRSRO") or if unrated, determined to be of comparable quality to such rated securities by ETAM. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests.

Asset-Backed Securities
The Fund may invest in asset-backed securities, which are securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other types of receivables or other assets up to the limits prescribed by Rule 2a-7 and other provisions of the Investment Company Act of 1940, as amended ("Act"). The Fund's investments in asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the security's maturity date and thus shortening the life of these securities. Conversely, in the event of rising interest rates, the Fund's investments in asset-backed securities may be subject to the risk that the duration of these asset-backed securities may be extended and, therefore, become more susceptible to interest rate changes, additional volatility or reduced returns.

Bank Obligations
The Fund may (but is not required to) invest more than 25% of its total assets in bank obligations. As a result, the Fund may be subject to adverse developments in the banking industry that may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry.

Commercial Paper
The Fund may invest in high-quality commercial paper, which consists of short-term promissory notes issued by corporations to finance short-term credit needs and may also include investments in asset-backed commercial paper subject to the restrictions in Rule 2a-7. Asset-backed commercial paper is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Investments in commercial paper may be subject to income risk, which is the possibility that the Fund's dividends (or income) will decline because of falling interest rates, which may fluctuate significantly over short periods of time.

Municipal Bonds
The Fund may also invest in "high-quality," (as that term is defined in Rule 2a-7 under the 1940 Act) long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 13 months or demand features that shorten the effective maturity date.

Floating-Rate or Variable-Rate Securities
The Fund may invest in floating-rate or variable-rate securities that may also include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. The Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semi-annually, etc.). Floating-rate securities provide for the automatic adjustment of the interest rate whenever some specified interest rate index changes. The Fund may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently based on changes in standard money market rate indexes or on rates negotiated on an individual basis. Floating-rate and variable-rate securities may be subject to the risk that the current interest rates on the securities do not accurately reflect existing market rates and, therefore, upon an interest rate reset, the securities may decline in value.

Illiquid Securities
The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling illiquid securities may result in a loss or be more costly to the Fund.

Securities Lending
For purposes of realizing additional income, the Fund also may lend securities to broker-dealers and other financial institutions approved by the Fund's Board of Trustees. Any loans of portfolio securities made by the Fund will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by ETAM to be of good standing and will not be made unless ETAM determines the consideration to be earned from such loans justifies the risk.

Money Market Fund Ratings
The Fund, consistent with its investment objectives and restrictions, may seek and receive a money market fund rating from certain nationally recognized rating services (NRSROs). To obtain a rating from an NRSRO, the Fund may be required to implement additional investment restrictions, including stricter limitations on credit quality and maturities than are currently followed by the Fund or by other money market funds. These additional restrictions could affect the Fund's performance. An NRSRO rating is subject to change and neither insures nor guarantees that the Fund will meets its investment objective. If an NRSRO rating is obtained, the Fund may use the information in advertising or reports to shareholders or prospective investors. Additional information, including the Fund's rating, will be made available when the Fund receives such a rating.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's investments are expected to present minimal risks because of the relatively short maturities and the high credit quality (financial strength) of the issuers. The Fund must comply with certain investment criteria designed to provide liquidity and reduce risk so that it may maintain a stable net asset value ("NAV") of $1.00 per share. There is no assurance that this will be achieved. There are several risk factors that could reduce the yield you get from the Fund or make it perform less well than other investments.

Credit Quality
If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance and it could lose money. Although the risk of default of a security generally is considered unlikely, any downgrading of a security's credit quality or a default could cause the Fund's share price or yield to fall.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. A decline in the credit quality of an issuer, the provider of credit support for an issuer, or the provider of a maturity-shortening feature for a security can cause the price of a portfolio security to decrease.

Interest Rates
As with most money market funds, the most important factor is short-term market interest rates. The Fund's yield tends to reflect current interest rates and will change over time. When interest rates fall (or rise), the price of a debt or money market security can rise (or fall) and as a result, the Fund's yield (and total return) generally falls (or rises). As interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations. Short-term securities tend to react to changes in short-term interest rates. During periods when interest rates are low, the Fund's yield (and total return) will also be low.

ETAM's maturity decisions also will affect the Fund's yield, which tends to reflect current interest rates. To the extent ETAM anticipates interest rate trends imprecisely, the Fund's yield at time could lag those of other municipal money market funds.

Not A Bank Deposit
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FUND MANAGEMENT

Investment Adviser
ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE Group, Inc. and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of June 30, 2003, ETAM and its affiliates, including E*TRADE Global Asset Management, managed approximately $25 billion in assets.

Subject to the supervision of the Board, pursuant to the Investment Advisory Agreements, ETAM provides the Fund with ongoing and day-to-day management, including security selection, investment guidance and policy direction pursuant to the Investment Advisory Agreement. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.12% of the Fund's average daily net assets.

Administrator and Shareholder Servicing Agent
ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.20% of the average daily net assets of the Fund.

Expense Limitation Agreement
In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least August 31, 2004. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.45% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Fund's Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of
(i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of its outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives your request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

The Fund values its portfolio instruments using the amortized cost method of valuation. The amortized cost method involves valuing a security at its costs and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The Fund's Board of Trustees believes this valuation method accurately reflects fair value. The amortized cost method of valuation seeks to maintain a stable NAV per share of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. This method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

The NAV for the Fund is determined as of 5:00 p.m. Eastern time each day the NYSE is open. The Fund reserves the right to change the time at which purchases and exchanges are priced if the NYSE closes at a time other than its normal closing time of 4:00 p.m. Eastern time or if an emergency exists.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

How to Open an E*TRADE Securities Account
-----------------------------------------

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com), or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in your E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire. No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Execute an Order to Buy/Sell/Exchange Shares

Minimum Initial Investment Requirements

For your Initial Investment in the Premier Class                   $  25,000

Continuing Minimum Investment*                                     $  20,000

To invest in the Premier Class for your IRA, Roth IRA,
one-person SEP-IRA, or Education IRA account                       $  15,000

To invest in the Premier Class for your SIMPLE, SEP-IRA,
Profit Sharing or Money Purchase Pension Plan, or 401(a)
account                                                            $  15,000

To invest in the Premier Class through a 401(k) Plan               $  15,000

Purchase Additional Shares:

To buy additional shares of the Premier Class                      $   1,000

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the minimum balance requirements of the Premier Class. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $20,000.

Automatic Investment Plan

In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption request or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and E*TRADE Securities employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.

For your protection, certain requests may require a signature guarantee. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. For additional information with respect to when a signature guarantee is necessary, please call 1-800- 786-2575

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Exchange
You may exchange your shares of the Premier Class for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee of another E*TRADE fund will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

Closing Your Account
If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

Certain Institutional Investors
Certain institutional accounts, such as accounts of other E*TRADE funds, among others, that are held directly with the Fund are not subject to minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to declare dividends daily and pay dividends from net investment income monthly. The Fund does not expect to distribute any capital gains. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends will be automatically reinvested in additional shares of the Premier Class. Shares of the Premier Class are purchased at the NAV determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Premier Class' Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on all distributions they receive from the Fund, depending on your tax status.

The Fund will distribute all or substantially all of its income to its shareholders every year. If the Fund declares a dividend in December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The Premier Class is newly organized and has not yet issued financial highlights. The Fund's Sweep Class commenced operations on October 7, 2002 and, therefore, also has not yet issued audited financial highlights. The Fund's Institutional Class has not commenced operations as of the date of this Prospectus.

[Outside back cover page]

The Statement of Additional Information for the Premier Class of the Fund, dated November 7, 2003 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders (when available).

The SAI and any future semi-annual and annual reports may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE Securities LLC
4500 Bohannon Drive
Menlo Park, California  94025
Telephone: (650) 331-6000
Toll-Free: (800) 786-2575
http://www.etrade.com

Investment Company Act File No.: 811-09093

                                  E*TRADE FUNDS
                                  -------------

                            E*TRADE Money Market Fund

                                 Premier Class

                       Statement of Additional Information

                             Dated November 7, 2003

This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus dated November 7, 2003 for the Premier Class of the E*TRADE Money Market Fund ("Fund"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Fund's Prospectuses.

To obtain a free copy of the Premier Class' Prospectus and any annual or semi-annual reports to shareholders (when available) free of charge, please access our Website online (www.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers of E*TRADE Securities LLC ("E*TRADE Securities") who consent to receive all information about a Fund electronically may invest in that Fund.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HISTORY OF THE FUND.........................................................   3

INVESTMENT STRATEGIES AND RISKS.............................................   3

TRUSTEES AND OFFICERS.......................................................  14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................  20

INVESTMENT ADVISORY AND OTHER SERVICES......................................  20

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION..............................  23

ORGANIZATION, DIVIDEND AND VOTING RIGHTS....................................  24

SHAREHOLDER INFORMATION.....................................................  25

TAXATION....................................................................  27

PERFORMANCE INFORMATION.....................................................  30

HISTORY OF THE FUND

The Fund is a diversified open-end series of E*TRADE Funds ("Trust"). The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. The Fund's investment adviser is E*TRADE Asset Management, Inc. ("ETAM"). The Trust consists of twelve individual open-end series.

This SAI is for the Premier Class of the E*TRADE Money Market Fund. The Institutional Class of the Fund has a separate stand-alone SAI containing additional information about that class. The Sweep Class of the Fund, the Sweep Class of the E*TRADE Government Money Market Fund, the Sweep Class and the Premier Class of the E*TRADE Municipal Money Market Fund, the Sweep Class of the E*TRADE California Municipal Money Market Fund, and the Sweep Class of the E*TRADE New York Municipal Money Market Fund have a separate combined SAI containing additional information about each of those series or classes.

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments.

The investment objective of the Fund is non-fundamental and, although there is no current intention to do so, may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

The following supplements the discussion in the Fund's Prospectus regarding the Fund's investment strategies, policies and risks. These investment strategies and policies may be changed without approval of the shareholders of the Fund, unless otherwise noted.

Floating-Rate And Variable-Rate Obligations
The Fund may invest in securities that offer a variable or floating rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable-rate or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable-rate or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice. The Fund may purchase such floating-rate and variable-rate notes and bonds, which ordinarily have stated maturities in excess of 13 months, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. The Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The adjustments, or resets, are based on changes in standard money market rate indexes or on rates negotiated on an individual basis. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, if these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if ETAM determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. ETAM considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Fund's portfolio.

Variable-rate demand notes also include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these master demand notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

Forward Commitments, When-Issued Purchases And Delayed-Delivery Transactions
The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which the Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund and its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities
The Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which the Fund invests as permitted under the Investment Company Act of 1940 (the "1940 Act"). Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

Participation Interests
The Fund may invest in participation interests of any type of security in which it may invest. A participation interest gives it an undivided interest in the underlying securities in the proportion that its participation interest bears to the total principal amount of the underlying securities.

Privately Issued Securities
The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by ETAM to be "illiquid" are subject to the Fund's policy of not investing more than 10% of its net assets in illiquid securities. ETAM, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Bank of New York, as the Fund's custodian, or another custodian for the purposes of repurchase agreement transactions only, has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by the fund. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. ETAM monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of ETAM to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into repurchase agreements.

Reverse Repurchase Agreements
The Fund may also engage in reverse repurchase agreements, which are repurchase agreements in which the Fund, as the seller of securities, agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements will only be used by the Fund to raise cash on a temporary basis to meet redemptions when it would like to retain the securities in its portfolio and it expects to be able to repurchase them in a short time with funds from maturing investments and from net sales of Fund shares. Use of reverse repurchase agreements, because of the lower transaction costs involved, is often preferable to a regular sale and later repurchase of the securities.

Securities Lending
The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, ETAM considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Unrated And Downgraded Investments
The Fund may purchase instruments that are not rated if, in the opinion of ETAM, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. The Fund must purchase these securities in accordance with the Fund's procedures pursuant to Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, ETAM determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, ETAM finds that the sale of such security would not be in the Fund's shareholders' best interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of unrated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of unrated debt securities may be complex and the ability of the Fund to achieve its investment objective may, to the extent it holds unrated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively rated securities.

U.S. Government Obligations
The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations differ mainly in the length of their maturity. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including

U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Asset-Backed Securities And Pass-Through Obligations
The Fund may purchase asset-backed securities, including pass-through obligations, which are securities backed by company receivables, home equity loans, truck and auto loans, leases, credit-card receivables and other types of receivables or other assets up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. These securities may also consist of asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. Pass-through obligations represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool also flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate.

The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened by unscheduled prepayments of principal on the underlying assets. Therefore, it is not possible to predict accurately the average maturity of a particular asset-backed security. Variations in the maturities of asset-backed securities may affect the yield of the Fund to the extent it invests in such securities. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of asset-backed securities.

Bank Obligations
The Fund may (but is not required to) invest more than 25% of its total assets in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. As a result, the Fund may be subject to adverse developments in the banking industry that may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed-rate, floating-rate or variable-rate notes and bonds.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper And Short-Term Corporate Debt Instruments
The Fund may invest in high-quality commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper may also be asset-backed (that is, backed by a pool of assets representing the obligations of a number of different parties). Asset-backed commercial paper is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The Fund may invest in asset-backed commercial paper subject to the restrictions in Rule 2a-7. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 397 days remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that have received a short-term rating, at the time of purchase, of at least "P-2" by Moody's Investors Service, Inc. ("Moody's"), "A-2" by Standard & Poor's ("S&P"), or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") selected by ETAM. In addition, the Fund may invest in non-convertible corporate debt securities that are unrated at the time of purchase provided that such securities are determined to be of comparable quality by ETAM and, if the security has received a long-term rating by an NRSRO, the rating received is within the three highest rating categories. Subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. ETAM will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's, S&P or other NRSROs may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies described in the

Fund's Prospectus and in this SAI. The ratings of Moody's, S&P and other NRSROs are more fully described in the attached Appendix.

Foreign Obligations
The Fund may invest in certain foreign obligations that include U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by ETAM to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with the Fund's investment objectives, the Fund also may invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Funding Agreements
The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements, that meet the requirements of Rule 2a-7, only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund generally will be treated as illiquid. If a funding agreement is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Fund's Board. Valuation of illiquid securities involves a greater degree of judgment in determining the value of the Fund's assets than if the value were based on available market quotations.

Letters Of Credit
Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Letter of credit-backed investments must be of investment quality comparable to other permitted investments of the Fund.

Loan Participation Agreements
The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any loan participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund generally will be treated as illiquid. If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board. Valuation of illiquid securities involves a greater degree of judgment in determining the value of the Fund's assets than if the value were based on available market quotations.

Municipal Obligations
The Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax receipts, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The municipal securities market is narrower and less liquid, with fewer investors that the taxable market.

Standby Commitments
The Fund may purchase securities that provide for the right to resell tem to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related underlying security or of the entity issuing the Standby Commitment. The Fund's policy is to enter into Standby Commitments only with issuers, banks or dealers which are determined by ETAM to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or portion of any loss sustained from having to sell the security elsewhere. For purpose of valuing the Fund's securities at amortized cost, the maturity of a security will not be considered shortened by any Standby Commitment to which such security is subject.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below:

1. The Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (ii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities). In addition, notwithstanding the restrictions above, the Fund may, but is not required to, concentrate its investments in securities issued by banks, U.S. territories, states, municipalities and their respective agencies and instrumentalities are not considered to be industries

2. The Fund shall be a "diversified company" as that term is defined in the 1940 Act.

3. The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

4. The Fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

5. The Fund may not make loans except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation with respect to the Fund, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

6. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

7. The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

8. The Fund may not purchase physical commodities or contracts relating to physical commodities.

Non-Fundamental Operating Restriction

The following non-fundamental operating restrictions of the Fund may be changed by the Board without shareholder approval.

Unless otherwise indicated below, the Fund:

1. may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charges fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund;

2. may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

3. may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year;

4. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or (G) of the 1940 Act.

The Fund may, not notwithstanding any other non-fundamental policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the Fund or investment objectives and policies consistent with those of the Fund.

Further Information on Fundamental Investment Restrictions

Section 5(b)(1) of the 1940 Act defines a "diversified company" as one in which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Under Rule 2a-7, the Fund is subject to greater diversification requirements than under Section 5(b)(1) that are designed to limit the Fund's exposure to the credit risk of any single issuer. Under Rule 2a-7, the Fund must be diversified with respect to issuers of securities acquired by the Fund, other than with respect to government securities. Immediately after the acquisition of any security, the Fund, will not have invested more than 5% of its total assets in securities issued by the issuer of the security; provided, however, that the Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso in this paragraph at any time.

Section 18(f)(1) of the 1940 Act permits the Fund to borrow money only from (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund and provided further that if the Fund's asset coverage falls below 300%, the Fund will, within three business days thereafter or longer as the SEC may permit, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

As a matter of operating policy, it is the Fund's understanding that the SEC Staff interprets the term "concentration" to mean that the Fund will not invest 25% or more of its total assets in a particular industry.

Section 21(b) generally prohibits the Fund from lending money or other property to any person if that person controls or is under common control with the Fund. The SEC Staff also interprets the Fund's loan of portfolio securities to involve the issuance of a senior security in light of the Fund's obligation to return the collateral upon termination of the loan. Thus, the SEC staff takes the position that the 300% asset coverage requirement for bank borrowings contained in Section 18(f)(1), as noted above, also should apply to the Fund's loan of its portfolio securities and, accordingly, the Fund should not have on loan at any given time securities representing more than one-third of the Fund's total asset value.

TRUSTEES AND OFFICERS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years and other information, are shown below. The Trust currently consists of twelve series, of which eleven are in operation.

NAME, ADDRESS, AGE     TERM OF OFFICE(1)   PRINCIPAL             OTHER
AND POSITION HELD WITH AND LENGTH OF TIME  OCCUPATION(S) DURING  DIRECTORSHIPS
TRUST                  SERVED              THE PAST FIVE YEARS   (3) HELD
--------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Steven Grenadier       Since February 1999 Mr. Grenadier is a    None
4500 Bohannon Drive                        Professor of Finance
Menlo Park, CA 94025                       at the Graduate
Age: 38                                    School of Business at
Trustee                                    Stanford University,
                                           where he has been
                                           employed as a
                                           professor since 1992.
--------------------------------------------------------------------------------
Ashley T. Rabun        Since February 1999 Ms. Rabun is the      Professionally
4500 Bohannon Drive                        Founder and Chief     Managed
Menlo Park, CA 94025                       Executive Officer of  Portfolios, a
Age: 50                                    InvestorReach, a      multi-series
Trustee                                    consulting firm       trust of US
                                           specializing in       Bancorp
                                           marketing and
                                           distribution
                                           strategies for
                                           financial services
                                           companies formed in
                                           October 1996.
--------------------------------------------------------------------------------
George J. Rebhan       Since December 1999 Mr. Rebhan retired in Advisors Series
4500 Bohannon Drive                        December 1993. Prior  Trust
Menlo Park, CA 94025                       to that he was
Age: 68                                    President of Hotchkis
Trustee                                    and Wiley Funds
                                           (investment company)
                                           from 1985 to 1993.
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Shelly J. Meyers (2)   Since February 1999 Ms. Meyers is the     Meyers Capital
4500 Bohannon Drive                        Manager, Chief        Management LLC
Menlo Park, CA 94025                       Executive Officer and
Age: 43                                    founder of Meyers
Trustee                                    Capital Management, a
                                           registered investment
                                           adviser formed in
                                           January 1996. She has
                                           also managed the
                                           Citizens Value Fund
                                           since 2001 (and its
                                           predecessor since
                                           June 1996).
--------------------------------------------------------------------------------
Mitchell H. Caplan (2) Since February 2002 Mr. Caplan is Chief   E*TRADE Group,
4500 Bohannon Drive                        Executive Officer of  Inc.
Menlo Park, CA 94025                       E*TRADE Group, Inc.
Age: 45                                    Prior to this
Trustee                                    position, Mr. Caplan
                                           has served as
                                           President, Chief
                                           Operating Officer,
                                           Chief Financial
                                           Products Officer and
                                           Managing Director of
                                           North America for
                                           E*TRADE Group, Inc.
                                           He also is Chairman
                                           of the Board and
                                           Chief Executive
                                           Officer of E*TRADE
                                           Financial Corporation
                                           and E*TRADE Bank and
                                           a President and
                                           Director of ETAM and
                                           E*TRADE Global Asset
                                           Management, Inc. He
                                           previously served as
                                           Vice Chairman of the
                                           Board of Directors,
                                           President and
--------------------------------------------------------------------------------

NAME, ADDRESS, AGE     TERM OF OFFICE(1)   PRINCIPAL             OTHER
AND POSITION HELD WITH AND LENGTH OF TIME  OCCUPATION(S) DURING  DIRECTORSHIPS
TRUST                  SERVED              THE PAST FIVE YEARS   (3) HELD
--------------------------------------------------------------------------------
                                           Chief Executive
                                           Officer of Telebanc
                                           Financial Corporation
                                           and Telebank (renamed
                                           E*TRADE Bank) from
                                           1993-2000.
--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
Liat Rorer             Since May 2001      Ms. Rorer is Vice     Not applicable
Age: 43                                    President of E*TRADE
President                                  Asset Management,
                                           Inc. and E*TRADE
                                           Advisory Services.
                                           She is also a
                                           Business Leader of
                                           E*TRADE Global Asset
                                           Management, Inc.
                                           Prior to that she was
                                           a Business Leader of
                                           E*TRADE Securities,
                                           Inc. which she joined
                                           in 1999. Prior to
                                           that, Ms. Rorer worked
                                           as a senior
                                           consultant for the
                                           Spectrem Group,
                                           (financial services
                                           consulting firm)
                                           beginning in 1998.
                                           From 1996 to 1998,
                                           she was a marketing
                                           Vice President for
                                           Charles Schwab's
                                           Retirement Plan
                                           Services.
--------------------------------------------------------------------------------

NAME, ADDRESS, AGE     TERM OF OFFICE(1)   PRINCIPAL             OTHER
AND POSITION HELD WITH AND LENGTH OF TIME  OCCUPATION(S) DURING  DIRECTORSHIPS
TRUST                  SERVED              THE PAST FIVE YEARS   (3) HELD
--------------------------------------------------------------------------------
Elizabeth Gottfried    Since November 2000 Ms.Gottfried is Vice
Age: 43                                    President of E*TRADE  Not applicable
Vice President and                         Asset Management. She
Treasurer                                  is also a Business
                                           Manager of E*TRADE
                                           Global Asset
                                           Management, Inc.
--------------------------------------------------------------------------------
Jay Gould              Since August 2000   Mr. Gould is          Not applicable
Age: 47                                    Secretary of E*TRADE
Secretary                                  Asset Management. Mr.
                                           Gould also serves as
                                           Chief Counsel and
                                           Secretary to E*TRADE
                                           Global Asset
                                           Management, Inc. and
                                           Secretary to E*TRADE
                                           Advisory Services,
                                           Inc. Mr. Gould serves
                                           on the Rules
                                           Committee and the
                                           International
                                           Committee of the
                                           Investment Company
                                           Institute, and serves
                                           on the Advisory Board
                                           of the Wall Street
                                           Lawyer. From February
                                           to December 1999, he
                                           served as a Vice
                                           President at
                                           Transamerica and
                                           prior to that he
                                           worked at Bank of
                                           America (banking and
                                           financial services)
                                           from 1994.
--------------------------------------------------------------------------------

(1) Each Trustee is elected to serve in accordance with the Trust Instrument and By-Laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(2)  Ms. Meyers may be considered an "interested" person (as defined by the 1940
     Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc. (E*TRADE Financial"), the parent company of ETAM, investment adviser to the Fund. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE Financial.

(3) Directorships include public companies and any company registered as an investment company.

Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each Board meeting attended, whether in-person or via telephone or video conference; and (ii) $2,000 for each committee meeting attended, whether in-person or via telephone or video conference. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent calendar year ended December 31, 2002.

                                                AGGREGATE
                                               COMPENSATION
NAME OF PERSON, POSITION                      FROM THE TRUST

Steven Grenadier, Trustee                     $        51,000

Shelly J. Meyers, Trustee                     $       45,000

Mitchell H. Caplan, Trustee                             None

Ashley T. Rabun, Trustee                      $       51,000

George J. Rebhan, Trustee                     $       51,000

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Fund's expenses.

Committees
The Trust has an Audit Committee, a Compensation and Nominating Committee and a Compliance Oversight Committee. The members of each Committee are the Trustees who are not "interested persons"(as defined in the 1940 Act) ("Non-Interested Trustees")

The Audit Committee is responsible for, among other things: reviewing annually and approving in advance the selection, retention or termination of the auditors and the terms of such engagement; evaluating the independence of the auditors, including with respect to approving in advance the provision of any "permissible non-audit services" to the Trust, ETAM, or to any entity controlling, controlled by, or under common control with ETAM that provides certain services to the Trust; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditor's independence; reviewing, in consultation with the independent auditors and the Trust's officers' disclosure committee, the Trust's annual and semi-annual financial statements; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2002, the Audit Committee held two meetings.

The Compensation and Nominating Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Non-Interested Trustees of the Board; reviewing the composition of the Board and Board Committees and the compensation arrangements for each of the Trustees. The Committee is not required to consider nominees recommended by Fund shareholders. During the fiscal year ended December 31, 2002, the Compensation and Nominating Committee did not hold any meetings.

The Compliance Oversight Committee is responsible for, among other things, overseeing the Board's corporate governance policies and procedures; coordinating periodic evaluations of the Board's performance and recommending improvements; considering the Board's adherence to industry "best practices;" meeting with Trust management to review the Trust's compliance to appropriate regulatory guidelines and requirements; meeting with Trust management to review and consider the Trust's disclosure controls and procedures and regulatory disclosure obligations; and making recommendations regarding compliance activities applicable to the Trust. The Compliance Oversight Committee was formed in November 2002 and did not hold any meetings during the fiscal year ended December 31, 2002.

The Trust also has a Pricing Committee that consists of the officers of the Trust and Mitchell Caplan. This committee determines the value of any of the Fund's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During the calendar year ended December 31, 2002, the Pricing Committee did not hold any meetings with respect to the Fund.

The chart below identifies a range of each Trustee's ownership of shares of the Fund and the range of aggregate holdings of shares in all twelve series of the Trust as of December 31, 2002.

                                                           AGGREGATE   DOLLAR
                                                           RANGE OF  EQUITY
                               DOLLAR RANGE OF EQUITY      SECURITIES  IN ALL 12
NAME OF TRUSTEE                SECURITIES IN THE FUND      SERIES  OF THE TRUST
--------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Steven Grenadier               None                        $1-$10,000

Ashley T. Rabun                None                        $10,001-$50,000

George J. Rebhan               None                        $10,001-$50,000
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Shelly J. Meyers               None                        None

Mitchell H. Caplan             None                        None

As of December 31, 2002, the Non-Interested Trustees did not own any securities issued by ETAM, E*TRADE Securities LLC or any company, controlling, controlled by or under common control with ETAM or E*TRADE Securities LLC.

Code of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, the Funds have adopted a code of ethics. The Fund's investment adviser and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Funds, subject to certain reporting requirements and restrictions.

Control Persons and Principal Holders Of Securities

For purposes of the 1940 Act, a shareholder that owns more than 25% of the voting securities of the Fund is presumed to "control" that Fund.

For purposes of regulatory requirements, as of the date of commencement of operations for each Fund, ETAM owned 100% of the outstanding shares of the Fund. As of the date of commencement of operations for the Fund, the Trustees and officers of the Trust as a group owned less than 1% of the Fund's equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser
Under an investment advisory agreement ("Investment Advisory Agreement") with the Fund, ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE Group, Inc. and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. As of June 2003, ETAM provided investment advisory services for approximately $25 billion in assets.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, ETAM provides the Fund with ongoing and day-to-day management, including security selection, investment guidance and policy direction. The Investment Advisory Agreement will continue in effect from year to year provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned.

Following the Board's consideration and evaluation of information provided by ETAM prior to Board meetings held on July 14, 2003 and August 19, 2003, the Board approved the continuance of the Fund's Investment Advisory Agreement with ETAM. In approving the continuation of the Investment Advisory Agreement, the Board considered all factors that it deemed relevant, including:

.. the investment advisory fees and other expenses paid by the Fund as compared to those of similar funds managed by other investment advisers;

.. the commitment of personnel and resources provided by ETAM to support the investment advisory services provided to the Fund;

.. the willingness of ETAM to: (i) contractually agree to limit total fund operating expenses for the Fund and the Premier Class to the amount specified under "Expense Limitation Agreement" through at least the first year of operations of the Premier Class and through August 31, 2004 for the Sweep Class of the Fund and (ii) to voluntarily agree to further limit the Premier Class' total operating expenses to that amount;

.. the quality and historical performance of ETAM's investment personnel in providing active management of other money market series of the Trust;

.. the nature and quality of the investment advisory services that have been provided by ETAM to the other series of the Trust, including the former E*TRADE Premier Money Market Fund;

.. ETAM's compliance and monitoring system for assuring that the Fund is in compliance with federal securities laws (in particular Rule 2a-7 under the 1940 Act), the Internal Revenue Code and other applicable laws, as well as with the Fund's investment objective, policies and restrictions;

..  costs of the services provided by ETAM; and

.. current and projected profitability and related other benefits to ETAM and its affiliates, in providing investment advisory and other services to the Fund, and the need to provide ETAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's allocation of personnel and resources to the Fund.

As a result of this review, the Board, including the Non-Interested Trustees, determined that the advisory fee for the Fund in the Investment Advisory Agreement was fair and reasonable to the Fund and to its shareholders. The Board concluded that, over the long-term, the Investment Advisory Agreement would: (i) enable ETAM to provide high-quality investment advisory services to the Fund at a reasonable and competitive fee rate and (ii) allow ETAM to provide investment advisory services to the Fund at a level consistent with the increased demands of the current mutual fund marketplace.

For ETAM's advisory services, the Fund pays ETAM an investment advisory fee equal to 0.12% of the Fund's average daily net assets.

Administrator
ETAM also serves as the Fund's administrator. ETAM provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to the Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing the Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of the Fund. The Fund pays ETAM an administrative services fee equal to 0.15% of the Fund's average daily net assets attributable to the Premier Class.

Expense Limitation Agreement
In the interest of limiting expenses of the Premier Class of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least one year from the date of commencement of operations of the Premier Class. The Expense Limitation Agreement may continue from year to year thereafter. Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees and assume other expenses attributable to the Premier Class so that the total operating expenses of the Premier Class (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited on an annual basis to: 0.45% of the average daily net assets attributable to the Premier Class;

The Fund, on behalf of the Premier Class, may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Premier Class has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Institutional Class to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund or Class will be made unless: (i) the total annual expense ratio of the Premier Class is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM pursuant to this Agreement and (ii) all other payments previously remitted by ETAM to the Fund on behalf of the Premier Class in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund on behalf of the Premier Class has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund on behalf of the Premier Class.

Principal Underwriter
E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, is the Fund's principal underwriter. E*TRADE Securities is a wholly-owned subsidiary of E*TRADE Financial. Under an Underwriting Agreement ("Distribution Agreement") with respect to the Funds, E*TRADE Securities acts as underwriter for the continuous offering of the Fund's shares. The Distribution Agreement also provides that E*TRADE Securities will use its best efforts to distribute the Premier Class' shares.

Custodian, Fund Accounting Services Agent and Sub-Administrator
The Bank of New York ("BNY"), One Wall Street, New York, NY, 10286, serves as custodian of the assets of the Fund. BNY has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. The custodian has no responsibility for any of the investment policies or decisions of the Fund.

BNY also acts as the Fund's Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to ensure compliance with the Trust's trust instrument and by-laws, investment policies of the Funds, and 1940 Act and rules thereunder; (2) calculates the Fund's yield and total return;
(3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Fund's prospectuses, SAIs and annual and semi-annual reports; (5) provides legal administrative services to the Fund, including the preparation of regulatory filings made by the Fund; and (6) prepares tax returns for the Fund. For its services in these capacities, BNY is compensated directly by the Fund.

Transfer Agent And Dividend Disbursing Agent
PFPC,Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as transfer agent and dividend disbursing agent for the Fund.

Independent Accountants
Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, California 90071 acts as independent accountants for the Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of the Fund.

Legal Counsel
Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006 acts as legal counsel for the Fund and its Non-Interested Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Investment Advisory Agreement and subject to policies as may be established by the Fund's Board, ETAM is responsible for the Fund's investment portfolio decisions, security selection and the placing of portfolio transactions. In placing orders, it is the policy of the Fund and ETAM to obtain the best execution taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker-dealer's risk in positioning the securities involved. While ETAM generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that ETAM manages, and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When ETAM determines that a particular security should be bought or sold for the Fund and other accounts managed by ETAM, ETAM undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with the Fund, ETAM and their affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

Purchases and sales of securities for the Fund usually will be principal transactions. The Fund's portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities, municipal obligations, and collateralized mortgage obligations are traded on a net basis and do not involve brokerage commissions.

In the over-the-counter market, fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, fixed income securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The cost of executing the Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting concessions. Concessions and spreads paid by the Fund may have the effect of reducing the total returns of the Fund.

Commissions or concessions charged by brokers that provide research services may be somewhat higher than commissions or concessions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act, and subject to policies as may be established by the Board, ETAM may cause the Fund to pay a broker-dealer that provides brokerage and research services to ETAM an amount of commission or concession for effecting a securities transaction for the Fund in excess of the commission or concession another broker-dealer would have charged for effecting that transaction.

ETAM does not engage brokers and dealers whose commissions or concessions are believed to be unreasonable in relation to the brokerage and research services they provide. The overall reasonableness of concessions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by ETAM for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce ETAM's expenses in managing the investment portfolios of the Fund.

Certain of the brokers or dealers with whom the Fund may transact business offer commission rebates to the Fund. ETAM does not currently consider such rebates in assessing the best overall terms available for any transaction. Any such rebates would be as permitted by Section 28(e) of the Securities Exchange Act of 1934. The overall reasonableness of brokerage concessions paid is evaluated by ETAM based upon its knowledge of available information as to the general level of concessions paid by other investors for comparable services.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Fund is a diversified, open-end series of the Trust. The Trust is an open-end investment company organized as a Delaware statutory trust on November 4, 1998. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine.

Pursuant to a Multiple Class Plan adopted by the Trust, the Fund has issued three classes of shares, designated as Institutional Class, Premier Class and Sweep Class. Because of different expenses, the investment performance of the classes of the Fund will vary. All shares of the Fund have equal voting rights. Shares of all classes of the Fund will vote together as a single class except when otherwise required by law or as determined by the Trustees. The shares of each class of the Fund represent an interest in the same investment portfolio and Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that the Institutional

Class bears different administrative servicing fees and no shareholder servicing fees, the Sweep Class and the Premier Class bear different shareholders servicing fees, and the Sweep Class bears distribution fees. Each class may bear other expenses properly attributable to that particular class. Shareholders of the Sweep Class of the Fund have exclusive rights to vote on the adoption or amendment of any Rule 12b-1 Plan for that class.

All shares of the Sweep Class of the Fund are offered and sold only to investors who have brokerage accounts with E*TRADE Securities and who elected the Fund as their sweep option. All shares of the Trust have equal voting rights. Shares of all classes will vote together as a single class except (i) on matters that relate solely to that class, (ii) on matters in which the interests of one class differ from the interests of any other class and (iii) when otherwise required by law or as determined by the Trustees. Approval by the shareholders of the Fund is effective as to the Fund whether or not sufficient votes are received from the shareholders of the other series to approve the same proposal as to those other series.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. In the event of the liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive the assets attributable to the Fund or class of the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund or class of the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the

Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

Like any venture, there can be no assurance that the Fund as an enterprise will be successful or will continue to operate indefinitely. If the Fund cannot be operated in an economically viable manner, the Fund, without seeking approval of shareholders of the Fund, may cease operations, which could you require you to transfer your investment in the Fund or Class at an inopportune time.

SHAREHOLDER INFORMATION

In order to become a shareholder of the Fund, you will need to have an account with E*TRADE Securities.

Pricing of Fund Shares and Fund Assets
The NAV of the Fund will be determined at 5:00 p.m. on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is normally open for trading until 4:00 p.m. Monday through Friday, except on national holidays observed by the NYSE, but may close in the event of an emergency. Assets in which the Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE and after the Fund's NAV has been determined.

The Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of its investments at amortized cost with market values. When determining market values for portfolio securities, the Fund uses market quotes if they are readily available. In cases where quotes are not readily available, it may value securities based on fair values developed using methods approved by the Board. Fair values may be determined by using actual quotations or estimates of market value, including pricing service estimates of market values or values obtained from yield data relating to classes of portfolio securities.

The amortized cost method of valuation seeks to maintain a stable NAV of $1.00, even if there are fluctuations in interest rates that affect the value of portfolio instruments. This method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the Fund's $1.00 NAV calculated using amortized cost, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund's NAV calculated using market values declined, or were expected to decline, below the Fund's $1.00 NAV calculated using amortized cost, the Board might temporarily reduce or suspend dividend payments of that Fund in an effort to maintain the Fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board, direct or indirect, investors in the Fund would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors in the Fund receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's NAV (calculated using market values) were to increase, or were anticipated to increase above the Fund's $1.00 NAV (calculated using amortized cost), the Board might supplement dividends in an effort to maintain the Fund's $1.00 NAV. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend to investors of record on the previous business day.

Telephone and Internet Redemption Privileges
The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include, but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

SIGNATURE GUARANTEE
For your protection, certain requests may require a signature guarantee. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.

2.  When you submit a written redemption for more than $25,000.

3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.

4.  If you add or change your name or add or remove an owner on your account.

5.  If you add or change the beneficiary on your transfer-on-death account.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund's shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND
The Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS
Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will generally not be eligible for the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. However, it is unlikely that the Fund will have net capital gain to distribute.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions
Assuming the Fund maintains a constant net asset value of $1.00 per share, a shareholder will realize no gain or loss upon a redemption, sale or exchange of shares of the Fund.

Backup Withholding
The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (28% for 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation
Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

Market Discount
If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or

(ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount
Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales
Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

PERFORMANCE INFORMATION

The Fund may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, ETAM may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of the Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.

Current Yield
The current yield of the Fund will be calculated based on a 7-day period, by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

Effective Yield
The effective yield of the Fund will be calculated, carried to the nearest hundredth of one percent, by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     Effective yield = [(Base period return + 1)(365/7)]-1

Tax Equivalent Current Yield Quotation
The tax equivalent current yield of the Fund will be calculated by dividing the portion of the Fund's current yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

Tax Equivalent Effective Yield Quotation
The tax equivalent effective yield of the Fund will be calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

Average Annual Total Return
The Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:

P(1+T)(To the power of n) = ERV

Where:

P = a hypothetical initial payment of $1,000;

T = average annual total return;

n = number of years; and

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.

Total Return
The Fund also may calculate total return, which is not subject to a standardized formula, provided the calculation includes all elements of return. Total return performance for a specific period will be calculated by first taking an investment (assumed to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative Total Return
Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Distribution Rate
The distribution rate for the Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

Yield
The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b +1)(To the power of 6)-1],
           ---
           cd

where:

a =    dividends and interest earned during the period;

b =    expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

d =    the maximum offering price per share on the last day of the period.

The net investment income of the Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Fund's net investment income.

PERFORMANCE COMPARISONS:

Certificates Of Deposit
Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time by the issuing institution.

Money Market Funds
Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

MONEY MARKET RATINGS

The Fund, consistent with its investment objectives and restrictions, may seek and receive a money market fund rating form certain nationally recognized rating services (NRSROs). An NRSRO rating represents the NRSRO's assessment of the relative degree of investment safety of principal invested in the money market fund based on the NRSRO's evaluation of a variety of factors, including, among others, the Fund's investment adviser and its management philosophy, the Fund's operation policies and procedures, and the quality and credit risk of the Fund's portfolio holdings, including the types and diversity of portfolio investments.

To obtain a rating from an NRSRO, the Fund may be required to implement additional investment restrictions, including stricter limitations on credit quality and maturities than are currently followed by the Fund or by other money market funds. These additional restrictions could affect the Funds' performance. In addition, if the NRSRO changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain the rating. An NRSRP rating is subject to change and neither insures nor guarantees that the Fund will meets its investment objective. IF an NRSRO rating is obtained, the Fund may use the information in advertising or reports to shareholders or prospective investors. Additional information, including the Fund's rating, will be made available when the Fund receives such a rating.

Lipper And Other Independent Ranking Organizations
From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

Morningstar
The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of the Fund as a weighted average for 3, 5 and 10 year periods. Ratings are not absolute and do not predict future results.

Independent Sources
Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters.

Indices
The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that the Fund may purchase and the investments measured by the indices. Historical data on an index may be used to promote the Fund. The historical index data presented from time to time is not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Fund, during the periods shown.

Measures of Volatility and Relative Performance
Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which the Fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

     Standard deviation = the square root of S (xi - xm) 2
                                                -------
                                                  n-1

Where:

S =  "the sum of";

xi = each individual return during the time period;

xm = the average return over the time period; and n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of the Fund compared to the expected return of the Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

APPENDIX

Description of certain ratings assigned by the Standard & Poor's division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") S&P Fitch, Inc. ("Fitch").

BOND RATINGS

"AAA"

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S

BOND RATINGS

"Aaa"

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

"P-1"- Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2"- Issuers (or relating supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH
-----

BOND RATINGS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

     (a)(i)          Certificate of Trust. (1)

     (a)(ii)         Trust Instrument. (1)

     (a)(iii)        Amendment No. 1 to the Trust Instrument. (10)

     (a)(iv)         Amendment No. 2 to the Trust Instrument. (17)

     (a)(v)          Amendment No. 3 to the Trust Instrument is filed herein.

     (b)(i)          By-laws. (2)

     (b)(ii)         Amendment No. 1 to the By-laws. (10)

     (b)(iii)        Amendment No. 2 to the By-laws. (17)

     (b)(iv)         Amendment No. 3 to the By-laws is filed herein.

     (c) Certificates for Shares will not be issued. Articles II, VII, IX and X of the Trust Instrument, previously filed as exhibit (a)(ii), define the rights of holders of Shares. (1)

     (c)(i)          Electronic Delivery Consent. (13)

     (d)(i) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to E*TRADE S&P 500 Index Fund. (2)

     (d)(ii) Form of Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE International Index Fund.(3)

     (d)(iii) Form of Amendment No.1 to Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Technology Index Fund. (3)

     (d)(iv) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Technology Index Fund. (3)

     (d)(v) Form of Investment Subadvisory Agreement among E*TRADE Asset Management, Inc., Barclays Global Fund Advisors and the Registrant with respect to the E*TRADE Technology Index Fund. (3)

     (d)(vi) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE E-Commerce Index Fund. (5)

     (d)(vii) Form of Investment Subadvisory Agreement among E*TRADE Asset Management, Inc., Barclays Global Fund Advisors and the Registrant with respect to the E*TRADE E-Commerce Index Fund. (5)

     (d)(viii) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Premier Money Market Fund. (7)

     (d)(ix) Form of Amendment No. 2 to the Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Russell 2000 Index Fund. (10)

     (d)(x) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Financial Sector Index Fund. (10)

     (d)(xi) Form of Investment Subadvisory Agreement between E*TRADE Asset Management, Inc., Barclays Global Fund Advisors and the Registrant with respect to E*TRADE Financial Sector Fund. (10)

     (d)(xii) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to E*TRADE Asset Allocation Fund. (14)

     (d)(xiii) Form of Investment Subadvisory Agreement among E*TRADE Asset Management, Inc., Barclays Global Fund Advisors and the Registrant with respect to the E*TRADE Asset Allocation Fund. (14)

     (d)(xiv) Form of Amendment No. 3 to the Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund and E*TRADE Russell 2000 Index Fund. (17)

     (d)(xv) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Bond Fund. (17)

     (d)(xvi) Form of Amended Exhibit A to the Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to E*TRADE Bond Fund, E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (23)

     (d)(xvii) Form of Second Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, and the E*TRADE Technology Index Fund is filed herein.

     (d)(xviii) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc and the Registrant with respect to E*TRADE Bond Fund, E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund is filed herein.

     (d)(xix) Form of Investment Subadvisory agreement between E*TRADE Asset Management, Inc., Munder Capital Management, Inc., on behalf of World Asset Management, and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, and the Technology Index Fund is filed herein.

     (e)(i) Form of Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund. (2)

     (e)(ii) Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund. (3)

     (e)(iii) Form of Amendment No.1 to Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund. (7)

     (e)(iv) Form of Amendment No. 2 to Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund. (10)

     (e)(v) Form of Amendment No. 3 to Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to E*TRADE Russell 2000 Index Fund and E*TRADE Financial Sector Index Fund. (10)

     (e)(vi) Form of Amendment No. 4 to Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to the E*TRADE Asset Allocation Fund. (14)

     (e)(vii) Form of Second Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to each series of the Registrant. (17)

     (e)(viii) Amendment No. 1 to the Second Amended and Restated Underwriting Agreement between the Registrant and E*TRADE Securities, Inc. with respect to the E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (23)

     (e)(ix) Third Amended and Restated Underwriting Agreement between the Registrant and E*TRADE Securities LLC with respect to each series of the Registrant is filed herein.

     (f)             Bonus or Profit Sharing Contracts: Not applicable.

     (g)(i) Form of Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to the E*TRADE S&P 500 Index Fund. (2)

     (g)(ii) Form of Amendment No. 1 to the Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE International Index Fund. (3)

     (g)(iii) Form of Amendment No. 2 to the Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Premier Money Market Fund. (7)

     (g)(iv) Form of Amendment to the Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to E*TRADE Technology Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund, E*TRADE Financial Sector Index Fund, E*TRADE Russell 2000 Index Fund and E*TRADE Asset Allocation Fund. (14)

     (g)(v) Form of Amendment No. 4 to the Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to each series of the Registrant. (17)

     (g)(vi) Form of Custody Agreement between Registrant and The Bank of New York with respect to the E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (24)

     (g)(vii) Form of Amended and Restated Custody Agreement between the Registrant and the Bank of New York is filed herein.

     (g)(viii) Form of Foreign Custody Management Agreement between the Registrant and the Bank of New York is filed herein.

     (h)(1)(i) Form of Third Party Feeder Fund Agreement among the Registrant, E*TRADE Securities, Inc. and Master Investment Portfolio with respect to the E*TRADE S&P 500 Index Fund. (2)

     (h)(1)(ii) Form of Third Party Feeder Fund Agreement among the Registrant, E*TRADE Securities, Inc. and Master Investment Portfolio with respect to the E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund and E*TRADE Bond Index Fund. (3)

     (h)(1)(iii) Form of Amended and Restated Third Party Feeder Fund Agreement among the Registrant, E*TRADE Securities, Inc. and Master Investment Portfolio with respect to the E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE International Index Fund. (7)

     (h)(1)(iv) Form of Amendment No. 1 to the Amended and Restated Third Party Feeder Agreement among the Registrant, E*TRADE Securities Inc. and Master Investment Portfolio with respect to E*TRADE Premier Money Market Fund. (7)

     (h)(1)(v) Form of Amendment No. 2 to the Amended and Restated Third Party Feeder Agreement among the Registrant, E*TRADE Securities Inc. and Master Investment Portfolio with respect to E*TRADE Russell 2000 Index Fund. (10)

     (h)(1)(vi) Form of Amendment No. 3 to the Amended and Restated Third Party Feeder Agreement among the Registrant, E*TRADE Securities Inc. and Master Investment Portfolio with respect to E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Premier Money Market Fund and E*TRADE Russell 2000 Index Fund. (17)

     (h)(2)(i) Form of Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE S&P 500 Index Fund. (2)

     (h)(2)(ii) Form of Amendment No. 1 to the Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund. (3)

     (h)(2)(iii) Form of the Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund, E*TRADE E-Commerce Index Fund. (7)

     (h)(2)(iv) Form of Amendment No. 1 to the Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund. (7)

     (h)(2)(v) Form of Amended Exhibit A to the Waiver and Modification to the Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to E*TRADE Premier Money Market Fund. (8)

     (h)(2)(vi) Form of Amended Exhibit A to the Waiver and Modification to the Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund. (9)

     (h)(2)(vii) Form of Second Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund. (10)

     (h)(2)(viii)    Form of Amendment No. 1 to the Second Amended and Restated
                     Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE Russell 2000 Index Fund and E*TRADE Financial
                     Sector Index Fund. (10)

     (h)(2)(ix) Form of Third Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to each series of the Trust. (17)

     (h)(2)(x) Form of Amended Exhibit A to the Third Amended and Restated Administrative Services Agreement between the Trust and E*TRADE Asset Management, Inc. with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (23)

     (h)(2)(xi) Fund Accounting Agreement between the Registrant and BNY with respect to the E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (24)

     (h)(2)(xii) Fund Services Agreement between the Registrant and BNY with respect to the E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (24)

     (h)(2)(xiii)    Form of Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to E*TRADE
                     S&P 500 Index Fund, E*TRADE International Index Fund,
                     E*TRADE Bond Fund, E*TRADE Premier Money Market Fund,
                     E*TRADE Russell 2000 Index Fund, E*TRADE Technology Index
                     Fund, E*TRADE Financial Sector Fund and E*TRADE Asset
                     Allocation Fund. (17)

     (h)(2)(xiv) Form of Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc., with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (23)

     (h)(2)(xv) Form of Amended and Restated Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc., with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (24)

     (h)(2)(xvi) Form of Second Amended and Restated Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc., with respect to each series of the Registrant is filed herein.

     (h)(2)(xvii)    Form of Fourth Amended and Restated Administrative Services
                     Agreement between the Registrant and E*TRADE Asset
                     Management with respect to each series of the Registrant is filed herein.

     (h)(2)(xviii)   Form of Amended and Restated Fund Services Agreement
                     between the Registrant and the Bank of New York with respect to each series of the Registrant is filed herein.

     (h)(2)(xix) Form of Fund Accounting Agreement between the Registrant and the Bank of New York with respect to each series of the Registrant is filed herein.

     (h)(3)(i) Form of Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE S&P 500 Index Fund. (4)

     (h)(3)(ii) Form of Amendment No. 1 to the Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE International Index Fund. (3)

     (h)(3)(iii) Form of Amendment No. 2 to the Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Premier Money Market Fund. (7)

     (h)(3)(iv) Form of Amendment to the Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Technology Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund, E*TRADE Financial Sector Index Fund, E*TRADE Russell 2000 Index Fund and E*TRADE Asset Allocation Fund. (14)

     (h)(3)(v) Form of Amended Appendix B to the Custodian Agreement and Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Technology Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund, E*TRADE Financial Sector Index Fund and E*TRADE Asset Allocation Fund. (13)

     (h)(3)(vi) Form of Amendment No. 5 to the Sub-Administration Agreement between the Registrant and Investors Bank & Trust Company with respect to each series of the Registrant. (17)

     (h)(3)(vii) Amendment No. 6 to the Sub-Administration Agreement between the Registrant, E*TRADE Asset Management, Inc. and Investors Bank & Trust Company with respect to each series of the Registrant. (20)

     (h)(4) Form of Shareholder Services Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to E*TRADE Asset Allocation Fund, E*TRADE Bond Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE S&P 500 Index Fund and E*TRADE Technology Index Fund. (17)

     (h)(4)(i) Form of Shareholder Services Agreement among E*TRADE Asset Management, Inc., E*TRADE Securities, Inc. and the Trust with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (23)

     (h)(4)(ii) Form of Amended and Restated Shareholder Services Agreement among E*TRADE Asset Management, Inc., E*TRADE Securities, Inc. and the Trust with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (24)

     (h)(4)(iii) Form of Shareholder Services Agreement between E*TRADE Asset Management, Inc., and the Registrant with respect to the E*TRADE Asset Allocation Fund, E*TRADE Bond Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE S&P 500 Index Fund and E*TRADE Technology Index Fund is filed herein.

     (h)(5)(i) Form of Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund. (2)

     (h)(5)(ii) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund.
                     (3)

     (h)(5)(iii) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund. (7)

     (h)(5)(iv) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE Russell 2000 Index Fund and E*TRADE Financial Sector Index Fund. (10)

     (h)(5)(v) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE Asset Allocation Fund. (14)

     (h)(5)(vi) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to each series of the Registrant is filed herein.

     (h)(6)(i) State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund.
                     (3)

     (h)(6)(ii) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund. (7)

     (h)(6)(iii) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to E*TRADE Russell 2000 Index Fund and E*TRADE Financial Sector Index Fund. (10)

     (h)(6)(iv) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to E*TRADE Asset Allocation Fund.
                     (14)

     (h)(6)(v) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to each series of the Registrant is filed herein.

     (h)(7)(i) Form of Securities Lending Agreement among E*TRADE Asset Management, Investors Bank & Trust Company and the Registrant with respect to E*TRADE Technology Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund, E*TRADE Financial Sector Index Fund and E*TRADE Asset Allocation Fund. (15)

     (h)(7)(ii) Form of Amendment to Exhibit A to Securities Lending Agreement among E*TRADE Asset Management, Investors Bank & Trust Company and the Registrant with respect to E*TRADE Asset Allocation Fund, E*TRADE Bond Fund, E*TRADE Technology Index Fund and E*TRADE Financial Sector Index Fund. (17)

     (h)(7)(iii) Form of Amendment to Exhibit A to Securities Lending Agreement among E*TRADE Asset Management, Investors Bank & Trust Company and the Registrant with respect to E*TRADE Bond Fund, E*TRADE E-Commerce Index Fund, E*TRADE Financial Sector Index Fund, E*TRADE Technology Index Fund, and Premier Money Market Fund. (18)

     (i)(1) Opinion and Consent of Dechert Price & Rhoads with respect to the E*TRADE S&P 500 Index Fund. (2)

     (i)(2) Opinion and Consent of Dechert Price & Rhoads with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE Technology Index Fund.
                     (3)

     (i)(3) Opinion and Consent of Dechert Price & Rhoads with respect to the E*TRADE International Index Fund. (6)

     (i)(4) Opinion and Consent of Dechert Price & Rhoads with respect to the E*TRADE Premier Money Market Fund. (7)

     (i)(5) Opinion and Consent of Dechert Price & Rhoads, dated April 28, 2000 with respect to the E*TRADE S&P 500 Index Fund, the E*TRADE Extended Market Index Fund, the E*TRADE Bond Index Fund and the E*TRADE International Index Fund. (9)

     (i)(6) Opinion and Consent of Dechert Price & Rhoads, dated April 28, 2000 with respect to E*TRADE Technology Index Fund. (9)

     (i)(7) Opinion and Consent of Dechert Price & Rhoads, dated December 5, 2000 with respect to the E*TRADE Financial Sector Index Fund. (11)

     (i)(8) Opinion and Consent of Dechert Price & Rhoads, dated December 5, 2000 with respect to the E*TRADE Russell 2000 Index Fund. (12)

     (i)(9) Opinion and Consent of Dechert with respect to the E*TRADE Asset Allocation Fund. (14)

     (i)(10) Opinion and Consent of Dechert, dated April 26, 2001 with respect to the E*TRADE E-Commerce Index Fund, E*TRADE Technology Index Fund, E*TRADE Global Titans Index Fund, and E*TRADE Financial Sector Index Fund. (15)

     (i)(11) Opinion and Consent of Dechert, dated April 26, 2001 with respect to the E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund, E*TRADE Bond Index Fund, and E*TRADE Premier Money Market Fund. (16)

     (i)(12)         Opinion and Consent of Dechert dated April 23, 2002. (20)

     (i)(13)         Opinion and Consent of Dechert dated May 28, 2002. (21)

     (i)(14)         Opinion and Consent of Dechert dated June 19, 2002. (22)

     (i)(15)         Opinion and Consent of Dechert dated January 30, 2003. (24)

     (i)(16)         Opinion and Consent of Dechert dated April 29, 2003. (25)

     (i)(17) Opinion and Consent of Dechert LLP dated September 5, 2003 is filed herein.

     (j)(1)          Consent of Deloitte & Touche LLP dated April 29, 2003. (25)

     (j)(3)          Consent of PricewaterhouseCoopers LLC dated April 26, 2003.
                     (25)

     (k)             Omitted Financial Statements: Not applicable.

     (l) Form of Subscription Letter Agreements between E*TRADE Asset Management, Inc. and the Registrant. (2)

     (m)(1) Distribution Plan pursuant to Rule 12b-1 with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (23)

     (m)(2) First Amended and Restated Distribution Plan pursuant to Rule 12b-1 with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund (Sweep Class), E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (24)

     (n)(1) First Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. (24)

     (n)(2) Second Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is filed herein.

     (o)(1)          Form of Code of Ethics of the Registrant. (8)

     (o)(2)(i)       Form of Code of Ethics of E*TRADE Asset Management, Inc.
                     (23)

     (o)(2)(ii) Form of Amended Code of Ethics of E*TRADE Asset Management, Inc. (17)

     (o)(3)          Form of Code of Ethics of E*TRADE Securities, Inc. (8)

     (o)(4)          Form of Code of Ethics of the Master Investment Portfolio.
                     (8)

     (o)(5)(i)       Form of Code of Ethics of Barclays Global Fund Advisors.
                     (10)

     (o)(5)(ii) Form of Amended Code of Ethics of Barclays Global Fund Advisors. (14)

     (o)(5)(iii) Form of Amendment to the Amended Code of Ethics of Barclays Global Fund Advisors. (17)

     (o)(6)          Form of Code of Ethics for Stephens, Inc. (8)

     (o)(7)          Form of Code of Ethics for SEI Investments Distribution
                     Company. (25)

     (o)(8) Form of Code of Ethics for World Asset Management is filed herein.

     * Power of Attorney for the Trustees and Officers and Secretary's Certificate of Registrant for signature on behalf of the Registrant. (21)

     **              Power of Attorney for the Master Investment Portfolio. (25)

-------

1. Incorporated by reference from the Registrant's Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission ("SEC") on November 5, 1998.

2. Incorporated by reference from the Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the SEC on January 28, 1999.

3. Incorporated by reference from the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed with the SEC on August 11, 1999.

4. Incorporated by reference from the Registrant's Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed with the SEC on October 8, 1999.

5. Incorporated by reference from the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed with the SEC on October 20, 1999.

6. Incorporated by reference from the Registrant's Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed with the SEC on October 20, 1999.

7. Incorporated by reference from the Registrant's Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed with the SEC on February 3, 2000.

8. Incorporated by reference from the Registrant's Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed with the SEC on March 27, 2000.

9. Incorporated by reference from the Registrant's Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed with the SEC on April 28, 2000.

10. Incorporated by reference from the Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed with the SEC on October 12, 2000.

11. Incorporated by reference from the Registrant's Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed with the SEC on December 5, 2000.

12. Incorporated by reference from the Registrant's Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed with the SEC on December 5, 2000.

13. Incorporated by reference from the Registrant's Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the SEC on December 22, 2000.

14. Incorporated by reference from the Registrant's Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC on February 28, 2001.

15. Incorporated by reference from the Registrant's Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the SEC on April 27, 2001.

16. Incorporated by reference from the Registrant's Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed with the SEC on April 27, 2001.

17. Incorporated by reference from the Registrant's Post- Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the SEC on September 25, 2001.

18. Incorporated by reference from the Registrant's Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed with the SEC on November 14, 2001.

19. Incorporated by reference from the Registrant's Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed with the SEC on March 1, 2002.

20. Incorporated by reference from the Registrant's Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2002.

21. Incorporated by reference from the Registrant's Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed with the SEC on May 28, 2002.

22. Incorporated by reference from the Registrant's Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed with the SEC on June 20, 2002.

23. Incorporated by reference from the Registrant's Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed with the SEC on August 12, 2002.

24. Incorporated by reference from the Registrant's Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed with the SEC on January 31, 2003.

25. Incorporated by reference from the Registrant's Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2003.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

E*TRADE Asset Management is a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Group") (a Delaware corporation). Other companies of which E*TRADE Group owns more than 25% include: Converging Arrows, Inc.; ClearStation, Inc.; E*TRADE Business Solutions Group, Inc.; BRE Holdings, LLC; KAP Group, LLC; E*TRADE International Equipment Management Corporation; E*TRADE Advisory Services, Inc.; Professional Path, Inc.; E*TRADE Online Ventures, Inc.; E*TRADE Disaster Relief Fund; Confluent, Inc.; E*TRADE Capital, Inc.; Canopy Acquisition Corp.; E*TRADE Technologies Group, LLC; E*TRADE National Holdings, Inc.; E*TRADE BBH, Inc.; E*TRADE Re, LLC; E*TRADE Archipelago Holdings, LLC; Enlight Holdings, LLC; eAdvisor; W&L Aviation, Inc.; BWL Aviation, LLC; U.S. Raptor One, Inc.; U.S. Raptor Two, Inc.; U.S. Raptor Three, Inc.; Web Street, Inc.; Webstreet.com, Inc. Web Street Securities, Inc.; E*TRADE Brokerage Holdings, Inc.; E*TRADE Securities LLC; E*TRADE Clearing LLC; E*TRADE Capital Holdings, Inc.; Tradescape Technology Holdings, Inc.; Tradescape Technologies, LLC; Tradescape Momentum Holdings, Inc.; Tradescape Securities, LLC; Momentum Securities

Parters, LLC; E*TRADE Professional Trading, LLC; Engelman Securities, Inc.; Dempsey & Co., Inc.; Market Traders, Inc.; Chestler Investments, Inc.; Gene R. Inc.; Klobuchar, Inc.; Pelech, Inc.; BJC Investments, Inc.; MASC Delaware, Inc.; Claude, Inc.; Dempsey & Co., LLC; GVR Company, LLC; E*TRADE Financial Corporation; Telebanc Capital Trust I; Telebanc Capital Trust II; ETFC Capital Trust I; ETFC Capital Trust II; ETFC Capital Trust III; ETFC Capital Trust IV; ETFC Capital Trust V; ETFC Capital Trust VI; ETFC Capital Trust VII; ETFC Capital Trust VIII; ETFC Capital Trust IX; ETFC Capital Trust X; TM1 Funding; TM2 Securitization; TM2 Securitization QSPE; E*TRADE Global Asset Management, Inc.; Capitol View, LLC; E*TRADE Mortgage Backed Securities, Inc.; E*TRADE Asset Holdings, Inc.; E*TRADE Bank; Telebanc Servicing Corporation; Telebanc Insurance Services, Inc.; Highland Holdings Corporation; Ganis Credit Corporation; Keyboard Acceptance Corporation; Thor Credit Corporation; Deutsche Recreational Asset Funding; E*TRADE Access, Inc.; ATM Ventures, LLC; CCS Canada, Inc.; E*TRADE Mortgage Corporation; AppraisalDirect, Inc.; TIR Securities (Australia) Pty Limited; TIR (Australia) Services Pty Limited; Tirade Nominees Pty Limited; Tiresome Nominees Pty Limited; E*TRADE Benelux SA; E*TRADE Asia Ltd.; TIR Holdings (Brazil) Limitada; E*TRADE Canada Securities Corporation; EGI Canada Corporation; E*TRADE Technologies Corporation; VERSUS Brokerage Services (US) Inc.; 3045175 Nova Scotia Company; 3744221 Canada Inc; 3118967 Canada Inc. Services Introcarte (Canada) Inc.; TIR (Holdings) Limited; E*TRADE Bank A/S; E*TRADE SARL; E*TRADE Bank AG; E*TRADE Germany Communications GmbH; ETRADE Securities (Hong Kong) Limited; ETRADE Securities Limited; ETRADE Global Research Limited; ETRADE Finance (Hong Kong) Limited; ETRADE Asia Services Limited; E*TRADE Iceland; E TRADE Systems India Private Limited; E*TRADE Europe Securities Limited; E*TRADE Web Services Limited; E*TRADE Europe Services Limited; E*TRADE Europe Holding Limited; E*TRADE Israel Electronic Commerce Ltd.; E*TRADE Italia S.r.l; E*TRADE Europe Holdings B.V.; E*TRADE Securities Corporation; E Trade Nordic AB; E Trade Sverige AB; E TRADE South Africa (Pty) Limited; TIR Securities (UK) Limited; E*TRADE UK (Holdings) Limited; E*TRADE UK Limited; E*TRADE UK Nominees Limited; Electronic Share Information Limited; E*TRADE Global Services Limited; E*TRADE Securities Limited.

ITEM 25. INDEMNIFICATION

Reference is made to Article X of the Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

E*TRADE Asset Management, Inc. (the "Investment Adviser") is a Delaware corporation that offers investment advisory services. The Investment Adviser's offices are located at 4500 Bohannon Drive, Menlo Park, CA 94025. The directors and officers of the Investment Adviser and their business and other connections are as follows:

Name                  Position                 Other Business Connections
----                  --------                 --------------------------

Mitchell Caplan       Director                 Chief Executive Officer and
                                               member of the Board of Directors
                                               of E*TRADE Group, Inc.; Trustee
                                               of Registrant

Robert Clyburn        Treasurer and Director

Liat Rorer            Vice President           Vice President E*TRADE Advisory
                                               Services; President of Registrant

Laurie Webster        Vice President

Elizabeth Gottfried   Vice President           Vice President and Treasurer of
                                               Registrant

Jay Gould             Secretary                Assistant General Counsel,
                                               E*TRADE Group, Inc.; Secretary of
                                               Registrant

Cynthia Bock          Assistant Secretary      Senior Corporate Paralegal,
                                               E*TRADE Group, Inc.

Investment Sub-Adviser. World Asset Management ("WAM"), is the sub-adviser for the Technology Index Fund, S&P 500 Index Fund, Russell 2000 Index Fund and the International Index Fund. WAM is a division of Munder Capital Management ("MCM") MCM is a Delaware general partnership and its general partners are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Comerica Incorporated beneficially owns approximately 95% of the partnership interests in MCM. As of June 30, 2003, MCM had approximately $34.6 billion in assets under management, of which WAM managed approximately $13.4 billion.

Name                     Position at WAM
----                     ---------------

James C. Robinson,       Chairman and Chief Executive Officer

Enrique Change,          President and Chief Investment Officer

Peter K. Hoglund         Chief Administrative Officer

Anne K. Kennedy          Vice President and Director of Portfolio Management

Stephen J. Shenkenberg   Executive Vice President, General Counsel,
                         Chief compliance Officer and Secretary

Sharon E. Fayolle        Vice President and Director of Cash Management

Peter G. Root            Vice President and Chief Investment Officer,
                         Fixed Income

Todd B. Johnson          Chief Executive Officer

Paul T. Cook             Director, Technology Investing

Beth Obear               Director of Human Resources

ITEM 27. PRINCIPAL UNDERWRITERS

(a) E*TRADE Securities LLC ("Distributor") serves as Distributor of Shares of the Trust. The Distributor is a wholly owned subsidiary of E*TRADE Group, Inc.

(b)  The officers and directors of E*TRADE Securities LLC are:

Name and Principal   Positions and Offices               Positions and Offices
 Business Address*      With Underwriter                     With Registrant
------------------   ---------------------               ---------------------
R. Jarrett Lilien    Director, President and             None
                     Chief Operating Officer

Charles Nalbone      Chief Compliance Officer            None

Shane Mulron         Director, Chief Financial Officer   None

Michael Curcio       Vice President                      None

Cynthia Bock         Secretary                           None

* The business address of Messrs. Lilien, Nalbone and Curcio is 535 Madison Avenue, New York, NY 10022; of Mr. Mulron is 10951 White Rock

Road, Rancho Cordova, CA 95670; and of Ms. Bock is 4500 Bohannon Drive, Menlo Park, CA 94025.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained in the physical possession of:

     (1) E*TRADE Asset Management, Inc., the Registrant's investment adviser, is located at 4500 Bohannon Drive, Menlo Park, CA 94025;

     (2) The Bank of New York, the Registrant's custodian, fund accounting agent and sub-administrator.

     (3) PFPC Inc., the Registrant's transfer agent and dividend disbursing agent, is located at 400 Bellevue Parkway, Wilmington, DE 19809;

     (4) World Asset Management, sub-adviser with respect to the E*TRADE Technology Index Fund, E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, and the International Index Fund, is located at 255 East Brown Street, Birmingham, Michigan 48009

ITEM 29. MANAGEMENT SERVICES

Not applicable

ITEM 30. UNDERTAKINGS

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, has duly caused this Post-Effective Amendment No. 46 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Menlo Park, California on the 4th day of September 2003.

                                              E*TRADE FUNDS (Registrant)


                                              By: /s/ Liat Rorer
                                                  ------------------------------
                                              Name: Liat Rorer
                                              Title: President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                                Title                      Date
---------                                -----                      ----


  /s/ Elizabeth Gottfried     Vice President and Treasurer
---------------------------   (Principal Financial and
    Elizabeth Gottfried       Accounting Officer)              September 5, 2003


       /s/ Liat Rorer         President (Principal Executive
---------------------------   Officer)
         Liat Rorer                                            September 5, 2003


             *                Trustee
---------------------------
     Mitchell H. Caplan                                        September 5, 2003


             *                Trustee
---------------------------
      Shelly J. Meyers                                         September 5, 2003


             *                Trustee
---------------------------
      Ashley T. Rabun                                          September 5, 2003


             *                Trustee
---------------------------
      Steven Grenadier                                         September 5, 2003


             *                Trustee
---------------------------
      George J. Rebhan                                         September 5, 2003


*By /s/ Liat Rorer
    -----------------------
    Liat Rorer
    Attorney-In-Fact

*Liat Rorer signs this document pursuant to powers of attorney as previously filed.

EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION

(a)(v)        Amendment No. 3 to the Trust Instrument

(b)(iv)       Amendment No. 3 to the By-Laws

(d)(xvii)     Second Amended and Restated Investment Advisory Agreement

(d)(xviii)    Investment Advisory Agreement

(d)(xix)      Investment Sub-Advisory Agreement

(e)(ix)       Third Amended and Restated Underwriting Agreement

(g)(vii)      Amended and Restated Custody Agreement

(g)(viii)     Foreign Custody Manager Agreement

(h)(2)(xvi)   Second Amended and Restated Expense Limitation Agreement

(h)(2)(xvii)  Fourth Amended and Restated Administrative Service

(h)(2)(xviii) Amended and Restated Fund Services Agreement

(h)(2)(xix)   Fund Accounting Agreement

(h)(4)(iii)   Shareholder Services Agreement

(h)(5)(vi)    Exhibit A to the Transfer Agency Services Agreement

(h)(6)(v)     Amended Exhibit A to the state Securities Compliance
              Services Agreement

(i)(17)       Opinion and Consent of Dechert dated September 5, 2003

(n)(2) Second Amended and Restated Multiple Class Plan pursuant to Rule 18f-3

(o)(8)        Code of Ethics for WAM